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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES


                                REGISTRATION NO.
                                    811-07696


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1415 28th STREET, SUITE 200
                           WEST DES MOINES, IOWA 50266
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                              Elizabeth Grob, Esq.
                              Ahlers & Cooney, P.C.
               100 Court Avenue, Suite 600, Des Moines, Iowa 50309
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                        COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger                      JOHN C. MILES, ESQ.
IOWA PUBLIC AGENCY INVESTMENT TRUST     DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200             CLINE, WILLIAMS, WRIGHT, JOHNSON &
WEST DES MOINES, IOWA 50266               OLDFATHER
                                        1900 U.S. BANK BUILDING,
                                        233 S. 13TH STREET
                                        LINCOLN, NEBRASKA 68508

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30
DATE OF REPORTING PERIOD: 6/30/2006

ITEM 1. REPORTS TO UNITHOLDERS.

                       Iowa Public Agency Investment Trust




Diversified Fund
Comprehensive Annual
Financial Report


Direct Government Obligation Fund
Comprehensive Annual
Financial Report


Fiscal Year Ending
June 30, 2006

The Funds are distributed by Investors Management Group.

Shares of the Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current Information Statement also known as a prospectus. An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund's Information Statement. To obtain more information, please call 800-872-4024 or visit the website: IPAIT.org. Please read the Information Statement carefully before investing.

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                                 Diversified Fund

                                      IPAIT


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                       DIRECT GOVERNMENT OBLIGATION FUND
                     Comprehensive Annual Financial Report







For the Fiscal Year
Ended June 30, 2006                                            www.ipait.org

                                 Prepared by the
                       Iowa Public Agency Investment Trust
                                Board of Trustees

                                                               Table of Contents


INTRODUCTORY SECTION
         Letter from the Chair.................................................6
         Management Report.....................................................9
         Board of Trustees....................................................10
         Service Providers....................................................12
         Organization Chart...................................................13
         Certificate of Achievement...........................................14

FINANCIAL SECTION
         DIVERSIFIED PORTFOLIO:
         Report of Independent Registered Public Accounting Firm..............16
         Management's Discussion and Analysis.................................17
         Financial Statements.................................................20
         Notes to Financial Statements........................................24
         Financial Highlights.................................................26
         DIRECT GOVERNMENT OBLIGATION PORTFOLIO:
         Report of Independent Registered Public Accounting Firm..............27
         Management's Discussion and Analysis.................................28
         Financial Statements.................................................31
         Notes to Financial Statements........................................34
         Financial Highlights.................................................36

INVESTMENT SECTION
         Fund Facts Summary...................................................38
         Diversified Fund and Direct Government Obligation Fund...............39
         Introduction.........................................................39
         Risk Profile.........................................................41
         Performance Summary..................................................42
         Fund Expenses........................................................43
         Investment Commentary................................................46
         IPAIT Investment Policy..............................................47
         Investing and Non-Investing Participants.............................51

STATISTICAL SECTION
         Statistical Information..............................................54
         Changes in Fund Units................................................55
         Monthly Comparative Yields...........................................56
         Annual Comparative Yields ...........................................57
         Annual Net Investment Income.........................................57
         Changes in Net Asset.................................................58
         Glossary of Investment Terms.........................................60

                                  INTRODUCTORY
                                    SECTION

                                     IPAIT

August 26, 2006
Dear Fellow IPAIT Participants:

The Iowa Pubic Agency Investment Trust (IPAIT) is pleased to submit the Diversified Fund and Direct Government Obligation Fund (DGO) Comprehensive Annual Financial Reports for the fiscal year ended June 30, 2006.

The IPAIT Board of Trustees and service providers are responsible for the content of the reports.IPAIT has been serving participants' needs since 1987 in accordance with Iowa Code. Fiscal year 2005-2006 was marked with the Federal Reserve raising interest rates, which continued throughout the year. The IPAIT Diversified and DGO Funds maintained yields comparable to other money market funds during this time while being an educational resource for IPAIT participants. For a detailed review of the Funds, please refer to the Management's Discussion and Analysis of each Fund located in the Financial Section.

Iowa Economy
Growth in the national economy has certainly been felt in the Midwest over the past few years. While Iowa tends to lag the national economy during times of rapid economic growth, it also benefits from a lag as the national economy reverts to more normalized growth patterns. While national GDP growth has slowed recently, Iowa is moving ahead. Among Midwest states Iowa looks strong with improving employment growth and continued strengthening of the housing market.

Iowa's May unemployment rate was 3.4 percent, less than most of its neighbors and well below the national level of 4.6 percent. Iowa has seen non-farm payroll growth of 1.8 percent over the past year and May's payroll level of 1,504,700 set a new record for the state. Unemployment claims have risen over the past year reflected in the high profile layoffs and eventual closure of the Newton Maytag facility. However, average hourly earnings have also risen indicating an improving consumer picture. Real personal income is expected to grow by 1.6 percent in 2006.

Midwest housing starts continued to rise over the past twelve months even as housing on a national scale has been declining. Iowa sales have risen 1.6 percent in the first half of 2006 while nationally sales have fallen 2.1 percent. Median Midwest housing prices rolled over in the first quarter of 2006 along with national prices as higher mortgage rates slowed activity. Farm values have also risen year-over-year (as of April) with land in the south-central and south-eastern parts of the state showing strongest growth.

The Federal Reserve's next move depends heavily on the inflation data received before the meeting. The national consumer price index inflation measure (CPI) rose 4.2 percent year-over-year whereas Midwest CPI rose only 3.3 percent. Like most states, although Iowa projects an increase in revenue in 2006 and 2007 the challenges of meeting rising education and healthcare costs will weigh on budgets.

Investment Policies and Strategies
IPAIT was created pursuant to Iowa Code Chapter 28E in 1987 to enable eligible Iowa public agencies to invest their available operating and reserve funds in a competitive rate environment, safely and effectively. Both the Diversified and DGO Funds have followed established money market mutual fund investment parameters designed to maintain a $1 per unit net asset value since inception.

Investment Safeguards
Both Funds continue to be focused on their investment objectives as stated in the IPAIT Investment Policy. These goals, in order of priority are: safety of invested principal, maintenance of liquidity, and maximum yield. Within these objectives, each Fund strives to provide participants with the best available rates of return for legally authorized investments. All security settlements within either Fund are settled on a delivery-versus-payment (DVP) basis. DVP settlements greatly reduce the possibility of inappropriate transmission of funds or securities.

Reliability of Investment Section
All commentary and displays in the Investment Section were prepared by IPAIT's service provider, Investors Management Group (IMG), the program's Investment Adviser, Administrative Services Provider, and Program Support Provider. IMG has provided services to the IPAIT program since the program's inception in 1987. All services provided by IPAIT to participants are subject to rigorous and regular verification.

Statement of Changes in Net Assets

For fiscal year 2005-2006 (FY 05/06) and fiscal year 2004-2005 (FY 04/05) total interest earned, total operating expenses, and net investment income for the IPAIT Diversified and the DGO Funds were as follows:

                    Interest Earned          Expenses     Net Investment Income
Diversified Fund
       FY 05/06        $9,590,801           $1,118,335         $8,472,466
       FY 04/05        $4,792,152           $1,058,235         $3,733,917

DGO Fund
       FY 05/06          $647,800              $80,459           $567,341
       FY 04/05          $475,110             $125,123           $349,987

The increase in year-over-year interest earned for the Funds is primarily attributed to the higher interest rate environment throughout the year. The average net assets of the Diversified Fund were higher in FY 05/06 than FY 04/05, resulting in an increase in interest earned and expenses. The average net assets of the DGO Fund were lower in FY 05/06 than FY 04/05, resulting in lower expenses in FY 05/06 compared to FY 04/05. IPAIT operates pursuant to Service Provider agreements for all aspects of operation. Every agreement specifies the fees to be charged for each component of IPAIT services.

Financial and operating highlights from this past year include:

     o Receipt of a ninth consecutive Certificate of Achievement for Excellence in Financial Reporting by the Government Finance Officers Association (GFOA).
     o Average combined daily investments in the Diversified and DGO Funds of $245,101,870 up from $243,819,674 in the last fiscal year.
     o Placement of 38 portfolio certificates of deposit in Iowa financial institutions by the Diversified Fund representing over $31,250,000.
     o An authorized membership total of 410 public bodies representing 185 municipalities, 82 counties, 92 municipal utilities, and 51 other eligible public agencies.
     o Total funds invested in IPAIT's investment alternatives peaked for the fiscal year at $438,268,928 on April 11, 2006.

Comprehensive Annual Financial Report Format and Contents
The report is presented in four sections as follows:

     Introduction - Contains the Letter of Transmittal, Management Report, a listing of the IPAIT Board of Trustees and Service Providers and the IPAIT Organizational Chart.

     Financial - Contains the reports of the independent registered public accounting firm, KPMG LLP, Management's Discussion and Analysis for the Diversified Fund and DGO Fund, and the Diversified Fund and DGO Fund financial statements.

     Investment - Contains a comprehensive discussion of each Fund's investment performance and operations including the follwing:

     o Fund Facts - a summary of IPAIT's Diversified Fund and DGO Fund investment strategy, individual fund performance comparison to other registered money market fund performance benchmarks including the iMoneyNet Money Fund Report TM and an Economic Environment Overview for the past fiscal year;

     o Complete Portfolio Characteristics portfolio composition and summaries for each Fund to include portfolio ownership analysis, weighted average maturity illustrations and comparisons, maturity analysis, portfolio distribution by security type, historical portfolio asset growth; and

     o    The IPAIT Diversified Fund and DGO Fund Investment Policy.

     Statistical - Includes trend data for the current and prior years for various program operating components, including total net asset value for each Fund by type of participant, monthly and annual yield highlights with benchmark comparisons, summary of changes in net assets, and a glossary of investment terms.

     The GFOA awarded a ninth consecutive Certificate of Achievement for Excellence in Financial Reporting to the Iowa Public Agency Investment Trust for its comprehensive annual financial report (CAFR) for the fiscal year ended June 30, 2005. The Certificate of Achievement is a prestigious national award, recognizing conformance with the highest standards for preparation of state and local government financial reports.

     In order to be awarded a Certificate of Achievement, a government unit must publish an easily readable and efficiently organized CAFR, whose contents conform to program standards. The CAFR must satisfy both generally accepted accounting principles and applicable legal requirements.

     A Certificate of Achievement is valid for a period of one year only. We believe our current report continues to conform to the Certificate of Achievement program requirements, and we are submitting it to the GFOA.


Participant Meetings
The participants had two participant meetings (proxy votes) this year, details of which can be found on page 45 of this report. The participants elected the Board of Trustees, ratified the selection of auditors and approved changes to the Joint Powers Agreement in August. In December, the participants approved a new Investment Advisory Agreement with IMG. The second proxy vote was necessary because IMG was acquired by West Bancorporation on December 30, 2005. The change of ownership of the Investment Adviser legally terminates the investment advisory agreement. The investment advisory agreement is reviewed annually by the Board of Trustees, and the factors which the Board considers are set forth in the annual or semi-annual report following the Board action.

Summary
On behalf of IPAIT's Board of Trustees, sponsoring associations and service providers, we thank you for your continued support of the Iowa Public Agency Investment Trust. We encourage you to contact us with comments and suggestions regarding any improvements to the operation of IPAIT. Your involvement in IPAIT is essential in its ability to provide a competitive investment alternative, and ongoing program opportunities for association members.

As we begin fiscal year 2006-2007, IPAIT will continue to be guided by its objectives of: safety, liquidity, and competitive return. In addition, IPAIT will be an excellent resource as a user-friendly investment alternative and also an educational resource. The website provides monthly updates as well as access to the secure IPASonlineTM system. We collectively pledge to continue working together to provide a safe source of interest income for every participant.

Respectfully,


/s/ Tom Hanafan
Tom Hanafan
Chair, Board of Trustees

TO IPAIT PARTICIPANTS:

While IPAIT's Diversified Fund and DGO Fund financial statements and the related financial data contained in these Comprehensive Annual Financial Reports (CAFR) have been prepared in conformity with U.S. generally accepted accounting principles and have been audited by IPAIT's Independent Registered Public Accounting Firm, KPMG LLP, the ultimate accuracy and validity of this information is the responsibility of the management of the Iowa Public Agency Investment Trust Board of Trustees. To carry out this responsibility, the Board of Trustees maintains financial policies, procedures, accounting systems and internal controls, which the Board believes provide reasonable, but not absolute, assurance that accurate financial records are maintained and investment assets are safeguarded.

In addition, the three ex-officio trustees meet with the Program's service providers and legal counsel to review all aspects of IPAIT performance each month. The Board of Trustees meets quarterly to similarly review IPAIT's performance and compliance. In addition, the IPAIT Board of Trustees regularly subjects IPAIT to a comprehensive review of all services and costs of operation.

Again this year's CAFR will be submitted to the GFOA for consideration for a Certificate of Achievement for Excellence in Financial Reporting following receipt of a ninth consecutive Certificate of Achievement for the fiscal year ended June 30, 2005.

In the Board's opinion, IPAIT's internal controls are adequate to ensure that the financial information in this report presents fairly the IPAIT Diversified and DGO Fund operations and financial condition.


/S/ Robert D. Haug
Robert D. Haug
Secretary, Board of Trustees
Iowa Public Agency Investment Trust

Board Photos


        The Trustees and officers are not compensated for Board service.
         Expenses incurred in attending meetings are paid by the Trust.

================== ====================== ==== =========== ========= ======= ================= ========== =============
                                                                                               NUMBER OF
                                                                     LENGTH     PRINCIPAL      PORTFOLIOS
                                               POSITION                OF       OCCUPATION     OVERSEEN
                                               HELD WITH   TERM OF    TIME      DURING PAST        BY        OUTSIDE
      NAME                ADDRESS         AGE    IPAIT      OFFICE   SERVED     FIVE YEARS      TRUSTEE  DIRECTORSHIPS
================== ====================== ==== =========== ========= ======= ================= ========= =============
Robert Hagey       210 Central Ave. SW     55    Trustee    Term      Since     Sioux County       2          None
                   Orange City, IA                         Ending     1993      Treasurer
                   51041                                     2008
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Thomas Hanafan     209 Pearl Street        57   Trustee,    Term      Since    Council Bluffs      2          None
                   Council Bluffs, IA            Chair     Ending     1992     Mayor
                   51503                                    2006
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Donald Kerker      3205 Cedar  Street      55    Trustee    Term      Since      Director,         2          None
                   Muscatine, IA  52761                    Ending     1999       Finance &
                                                            2008               Administrative
                                                                                  Services,
                                                                               Muscatine Power
                                                                                 and Water
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
                                                                              Wapello County
                                                                                Treasurer,
                   101 W. Fourth Street         Trustee,    Term      Since       College
Dianne Kiefer      Ottumwa, IA  52501      56   Vice Chair  Ending     2000     Instructor,        2          None
                                                             2007              Buena Vista
                                                                                University
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Floyd Magnusson    703 Central Avenue      79    Trustee    Term      Since    Webster County      2          None
                   Fort Dodge, IA  50501                   Ending     2000      Supervisor
                                                            2006
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Craig Hall         138 Jackson Street      54    Trustee    Term      Since       Manager,         2          None
                   Brooklyn, IA 52211                       Ending    2004       Brooklyn
                                                             2007               Municipal
                                                                                 Utilities
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Leon Rodas         712 North               54   Trustee,    Term      Since       General          2          None
                   Grand                        Second      2006      Ending      Manager,
                   P.O. Box 222                Vice Chair             2003        Spencer
                   Spencer, IA  51301                                            Municipal
                                                                                  Utility
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Jody Smith         P.O. Box 65320          53    Trustee    Term      Since     Director of        2          None
                   West Des Moines, IA                     Ending    1994     Administrative
                   50265                                    2007               Services/City
                                                                              Clerk, West Des
                                                                                   Moines
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Susan Vavroch      50 Second Ave.         47    Trustee    Term      Since     Cedar Rapids       2          None
                   Bridge Cedar                            Ending     2003    City Treasurer
                   Rapids,  IA  52401                      2008
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Thomas Bredeweg    317 Sixth Avenue,      58   IPAIT                 Since     Iowa League of
                   Ste 1400     Des            Treasurer              1992       Cities
                   Moines, IA  50309                                            Executive
                                                                                 Director
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
William Peterson   501 SW Seventh St,     55   IPAIT                 Since      Iowa State
                   Ste Q         Des           Assistant             1994     Association of
                   Moines, IA  50309           Secretary                         Counties
                                                                                Executive
                                                                                Director
------------------ ---------------------- ---- ----------- --------- ------- ----------------- --------- -------------
Robert Haug        1735 NE 70th           58   IPAIT                 Since         Iowa
                   Avenue                      Secretary             1986      Association of
                   Ankeny, IA  50021                                             Municipal
                                                                                Utilities
                                                                                 Executive
                                                                                 Director
================== ====================== ==== =========== ========= ======= ================= ========= =============

                               SERVICE PROVIDERS



                            Sponsoring Associations
                    Iowa Association of Municipal Utilities
                              1735 NE 70th Avenue
                             Ankeny, IA 50021-9353
                         Robert Haug, Executive Director
                                orbhaug@iamu.org
                                  515-289-1999

                       Iowa State Association of Counties
                           501 SW 7th Street, Suite Q
                              Des Moines, IA 50309
                      William Peterson, Executive Director
                           bpeterson@iowacounties.org
                                  515-244-7181

                             Iowa League of Cities
                          317 Sixth Avenue, Suite 800
                              Des Moines, IA 50309
                      Thomas Bredeweg, Executive Director
                           tombredeweg@iowaleague.org
                                  515-244-7282

                                 Legal Counsel

                             AHLERS & COONEY, P.C.
                          100 Court Avenue, Suite 600
                              Des Moines, IA 50309
                          Elizabeth Grob 515-246-0305
                              egrob@ahlerslaw.com

                               Investment Adviser
                                 Administrator
                                Program Support

                           Investors Management Group
                              Century II Building
                          1415 28th Street, Suite 200
                         West Des Moines, IA 50266-1461
                           Jeff Lorenzen 515-224-2718
                             jlorenzen@img-dsm.com
                          Ron Shortenhaus 515-224-2724
                            rshortenhaus@img-dsm.com
                            Anita Tracy 515-224-2725
                               atracy@img-dsm.com
                        Vera Lichtenberger 515-224-2764
                           vlichtenberger@img-dsm.com

                                   Custodian

                             Wells Fargo Bank, N.A.
                                 MAC N8200-034
                        666 Walnut Street, P.O. Box 837
                           Des Moines, IA 50304-0837
                           Kristi Boyce 515-245-8504
                         kristi.j.boyce@wellsfargo.com
                           Teresa Smith 515-245-3245
                         teresa.a.smith@wellsfargo.com

                 Independent Registered Public Accounting Firm

                                    KPMG LLP
                                2500 Ruan Center
                                666 Grand Avenue
                              Des Moines, IA 50309
                           Sean Vicente 515-697-1108
                               msvicente@kpmg.com

                               ORGANIZATION CHART


   IPAIT Board of                                      Sponsoring
     Trustees                                         Associations
     --------                                         ------------
Tom Hanafan, Chair                               Iowa League of Cities
Dianne Kiefer, Vice Chair                              Tom Bredeweg
Leon Rodas, Second Vice Chair
Donald Kerker, Board Member                   Iowa State Association of Counties
Robert Hagey, Board Member                          William Peterson
Craig Hall, Board Member
Floyd Magnusson, Board Member           Iowa Association of Municipal Untilities
Jody Smith, Board Member                            Robert Haug
Susan Vavroch, Board Member


   IPAIT Custodian                             IPAIT Investment Adviser
   ---------------                             ------------------------
Wells Fargo Bank, N.A.                         Investors Management Group
  Kristi Boyce                                       Jeff Lorenzen


Legal Counsel       IPAIT Auditor    IPAIT Administration  IPAIT Program Support
-------------       -------------    --------------------  ---------------------
Ahlers &              KPMG LLP       Investors Management  Investors Management
  Cooney, P.C.      Sean Vicente              Group                 Group
Elizabeth Grob                        Vera Lichtenberger      Ron Shortenhaus
                                          Anita Tracy

                           CERTIFICATE OF ACHIEVEMENT

                               FINANCIAL SECTION

                                     IPAIT

             Independent Registered Public Accounting Firm Report


KPMG LLP
2500 Ruan Center
666 Grand Avenue
Des Moines, IA 50309

Report of Independent Registered Public Accounting Firm

The Board of Trustees and UnitholdersIowa
Public Agency Investment Trust:

We have audited the accompanying statement of net assets, including schedule of investments, of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Portfolio) as of June 30, 2006, and the related statements of operations, and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust at June 30, 2006, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 21, 2006 on our compliance with certain provisions of laws, regulations, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was performed for the purpose of forming an opinion on the Portfolio's financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. The introductory section, other supplementary information, investment section and statistical section have not been subjected to the auditing procedures applied by us in the audit of the financial statements and, accordingly, we express no opinion on them.

The management's discussion and analysis on pages 28 to 30 is not a required part of the financial statement but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

Des Moines, Iowa

August 21, 2006

                    THE MANAGEMENT'S DISCUSSION AND ANALYSIS

This section of the IPAIT Diversified Portfolio's annual Financial Statements presents management's discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2006 (FY 06) and 2005 (FY 05). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

Overview of the Financial Statements

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT's Diversified Portfolio. The following components comprise the basic financial statements: 1) Schedule of Investments, 2) Statement of Net Assets,3) Statement of Operations, 4)
Statement of Changes in Net Assets, and 5) Notes to Financial Statements.

     o The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

     o The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

     o The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

     o The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

     o The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio.


Condensed Financial Information and Financial Analysis

Year-over-year changes in most financial statement amounts reported in IPAIT's Diversified Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the last twelve months, the Federal Reserve's Federal Open Market Committee increased the Federal Funds target rate eight times, from 3.25 percent to 5.25 percent. In the preceding twelve months, the Federal Funds target was increased nine times, from 1.00 percent to 3.25 percent.

Condensed financial information and changes explanations for FY 06, as compared to FY 05 follows.

Diversified Portfolio

NET ASSETS
                                                        PERCENT
                                          JUNE 30, 2006  CHANGE   JUNE 30, 2005
                                         -------------- --------- -------------
Total investments                         $209,699,643       -9%  $229,759,603
Excess of other liabilities over
  other assets                              (6,218,102)   -6686%       (91,637)
                                         --------------           -------------
Net assets held in trust for
  pool participants                        203,481,541      -11%   229,667,966
                                         ==============           =============
Average Net Assets                        $229,267,241        5%  $218,666,940
                                         --------------           -------------

Total investments and net assets decreased 9 and 11 percent, respectively, comparing June 30, 2006 and June 30, 2005 amounts. During FY 06, average net assets increased 5 percent to $229,267,241 from average net assets of $218,666,940 during FY 05. The significant increase in excess of other liabilities over other assets is due to a liability for securities purchased on June 30, 2006 and settled on July 3, 2006 in the amount of $6,235,663. No such liability existed on June 30, 2005. The Diversified portfolio experienced a net redemption of assets in FY 06 due to investors withdrawals of assets out of the Diversified portfolio for other investment opportunities. During FY 06, bank investment options, specifically certificates of deposit continued to be appealing versus money market funds.

                                                         PERCENT
CHANGE IN NET ASSETS FOR THE YEARS ENDED  JUNE 30, 2006   CHANGE   JUNE 30, 2005
                                          -------------- --------- -------------
Investment Income                            $9,590,801      100%    $4,792,152
Total Expenses                               (1,118,335)       6%    (1,058,235)
Dividends to unitholders from net
  investment income                          (8,472,466)     127%    (3,733,917)
Net decrease in assets derived
    from unit transactions                  (26,186,425)      -4%   (25,150,144)

Net assets held in trust for pool
  participants at  beginning of period      229,667,966      -10%   254,818,110
                                          --------------           -------------
Net assets held in trust for pool
  participants at end of period            $203,481,541      -11%  $229,667,966
                                          ==============           =============

Investment income and net investment income increased 100 percent and 127 percent, respectively, during FY 06 compared to FY 05 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns have improved during FY 06. Total expenses are derived based on net assets held by the Fund. These expenses increased 6 percent during FY 06 commpared to FY 05 due to higher average net assets throughout FY 06. Also, the other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005. These full fees and expenses applied for the entire FY 06. The accrual was at the full 0.025 percent for the entire FY 06. During FY 06 compared to FY 05, units sold and redeemed increased 9 percent and 9 percent, respectively.

Condensed financial information and changes explanations for FY 05 as compared to the fiscal year ended June 30, 2004 (FY 04) follows.

Diversified Portfolio

NET ASSETS
                                                        PERCENT
                                         JUNE 30, 2005   CHANGE  JUNE 30, 2004
                                         -------------  -------- -------------
Total investments                        $229,759,603      -10%  $254,078,254
Excess of other liabilities over
  other assets                                (91,637)    -112%       739,856
                                         -------------           -------------
Net assets held in trust for
  pool participants                       229,667,966      -10%   254,818,110
                                         =============           =============
Average Net Assets                       $218,666,940            $248,770,769
                                         -------------           -------------

Total investments and net assets decreased 10 and 10 percent, respectively, comparing June 30, 2005 and June 30, 2004 amounts. During FY 05, average net assets decreased 12 percent to $218,666,940 from average net assets of $248,770,769 during FY 04. The Diversified portfolio experienced a net redemption of assets in FY 05 due to investors withdrawals of assets out of the Diversified portfolio for other investment opportunities. During FY 05, bank investment options, specifically certificates of deposit were exceptionally appealing versus money market funds.

                                                         PERCENT
CHANGE IN NET ASSETS FOR THE YEARS ENDED  JUNE 30, 2005  CHANGE   JUNE 30, 2004
                                          ------------- --------- -------------
Investment Income                           $4,792,152       79%    $2,680,795
Total Expenses                              (1,058,235)     -12%    (1,202,977)
Dividends to unitholders from net
  investment income                         (3,733,917)     153%    (1,477,818)
Net decrease in assets derived
    from unit transactions                 (25,150,144)    -357%     9,793,059

Net assets held in trust for pool
  participants at  beginning of period     254,818,110        4%    245,025,051
                                          -------------           -------------
Net assets held in trust for pool
  participants at end of period           $229,667,966      -10%   $254,818,110
                                          =============           =============

Investment income and net investment income increased 79 percent and 153 percent, respectively, during FY 05 compared to FY 04 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns have improved during FY 05. Total expenses are derived based on net assets held by the Fund. These expenses decreased 12 percent during FY 05 compared to FY 04 due to lower net assets throughout FY 05. Also, the other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005. During FY 05 compared to FY 04, units sold and redeemed increased 12 percent and 16 percent, respectively.

Contacting the Portfolio's Financial Management

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund's finances and to demonstrate the Fund's accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.


             Iowa Public Agency Investment Trust - Diversified Portfolio
                        Schedule of Investments - June 30, 2006
                          (Showing Percentage of Net Assets)

                                                                      Yield
       Par                                                           Time of
     Value                           Description                     Purchase  Due Date Amortized Cost
     -----                           -----------                     --------  -------- --------------
 DISCOUNTED GOVERNMENT SECURITIES -- 4.88%
     $ 3,000,000 Federal National Mortgage Association Discount Note  4.85%   08/09/06     $ 2,984,806
       4,000,000 Federal National Mortgage Association Discount Note  4.99%   08/23/06       3,971,557
       3,000,000 Federal National Mortgage Association Discount Note  5.34%   08/28/06       2,974,770
                                                                                         --------------
                 TOTAL (cost -- $9,931,133)                                                $ 9,931,133
                                                                                         --------------

 COUPON SECURITIES -- 25.92%
     $ 2,000,000 Federal Home Loan Bank, 2.13%                        4.72%   07/07/06     $ 1,999,150
         500,000 Federal Home Loan Bank, Step Coupon                  4.46%   07/21/06         499,616
       4,000,000 Federal Home Loan Bank, 2.88%                        5.04%   08/15/06       3,989,522
       1,220,000 Federal Home Loan Bank, 2.50%                        4.64%   09/28/06       1,213,784
       2,000,000 Federal Home Loan Bank, 4.01%                        5.50%   10/27/06       1,990,345
       1,000,000 Federal Home Loan Bank, 3.24%                        5.17%   11/22/06         992,594
         700,000 Federal Home Loan Bank, 2.02%                        5.26%   12/29/06         689,107
       1,210,000 Federal Home Loan Bank, 3.18%                        5.22%   12/29/06       1,198,117
         500,000 Federal Home Loan Bank, 4.30%                        5.32%   01/18/07         497,320
       3,000,000 Federal Home Loan Bank, 2.62%                        5.20%   02/07/07       2,955,009
       4,000,000 Federal Home Loan Bank, 4.88%                        5.56%   02/15/07       3,983,380
       3,000,000 Federal Home Loan Mortgage Corporation, 5.50%        4.74%   07/15/06       3,000,769
       3,000,000 Federal Home Loan Mortgage Corporation, 3.88%        4.78%   09/15/06       2,992,906
       4,500,000 Federal Home Loan Mortgage Corporation, 2.75%        5.16%   10/15/06       4,469,365
         940,000 Federal Home Loan Mortgage Corporation, 2.75%        4.60%   10/15/06         935,127
       4,000,000 Federal Home Loan Mortgage Corporation, 3.75%        5.25%   11/15/06       3,978,251
       2,200,000 Federal Home Loan Mortgage Corporation, 2.88%        5.52%   12/15/06       2,174,370
       1,347,000 Federal Home Loan Mortgage Corporation, 2.25%        5.21%   12/18/06       1,329,017
       3,000,000 Federal Home Loan Mortgage Corporation, 5.25%        5.26%   04/27/07       2,999,877
       4,000,000 Federal National Mortgage Association, 3.30%         4.57%   07/14/06       3,998,216
         520,000 Federal National Mortgage Association, 3.13%         4.60%   07/15/06         519,711
       1,000,000 Federal National Mortgage Association, 2.41%         5.42%   08/04/06         997,203
       2,235,000 Federal National Mortgage Association, 2.75%         4.29%   08/11/06       2,231,228
       1,000,000 Federal National Mortgage Association, 4.38%         5.53%   10/15/06         996,587
       2,150,000 Federal National Mortgage Association, 2.63%         5.16%   01/19/07       2,120,939
                                                                                         --------------
                 TOTAL (cost -- $52,751,510)                                              $ 52,751,510
                                                                                         --------------
See accompanying notes to basic financial statements.

                                       19



          Iowa Public Agency Investment Trust - Diversified Portfolio
                    Schedule of Investments - June 30, 2006
                       (Showing Percentage of Net Assets)

                                                                      Yield
       Par                                                           Time of
     Value                           Description                     Purchase  Due Date Amortized Cost
     -----                           -----------                     --------  -------- --------------

 CERTIFICATES OF DEPOSIT -- 7.84%
     $ 3,000,000 Freedom Bank-Elkader                                 5.09%   07/05/06     $ 3,000,000
         800,000 Exchange Bank-Collins                                4.20%   07/06/06         800,000
       1,000,000 Premier Bank-Dubuque                                 4.10%   07/10/06       1,000,000
         500,000 Ft. Madison Bank & Trust                             4.64%   07/24/06         500,000
         500,000 Ft. Madison Bank & Trust                             4.67%   07/24/06         500,000
         300,000 Farmers State Bank-Hawarden                          4.35%   07/25/06         300,000
       1,000,000 Quad City Bank & Trust                               5.27%   08/21/06       1,000,000
         900,000 First State Bank-Ida Grove                           5.09%   08/23/06         900,000
         500,000 Farmers State Bank-Hawarden                          5.31%   08/30/06         500,000
       1,000,000 St Ansgar State Bank                                 5.14%   09/05/06       1,000,000
       1,500,000 Union State Bank-Winterset                           4.26%   09/07/06       1,500,000
         200,000 Farmers State Bank-Hawarden                          5.52%   09/19/06         200,000
       1,000,000 Community State Bank-Ankeny                          4.85%   09/26/06       1,000,000
         250,000 Citizens Bank-Sac City                               4.61%   10/02/06         250,000
       1,000,000 Premier Bank-Dubuque                                 5.32%   10/18/06       1,000,000
         500,000 First American Bank-Ames                             5.29%   12/08/06         500,000
       2,000,000 Community State Bank-Ankeny                          4.87%   12/29/06       2,000,000
                                                                                         --------------
                 TOTAL (cost -- $15,950,000)                                              $ 15,950,000
                                                                                         --------------

 REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 64.41%
    $ 46,000,000 Barclays Capital Inc.                                5.10%   07/03/06    $ 46,000,000
      40,067,000 J.P. Morgan Securities Inc.                          5.05%   07/03/06      40,067,000
      45,000,000 Bear Stearns and Company Inc.                        5.10%   07/03/06      45,000,000
                                                                                         --------------
                 TOTAL (cost -- $131,067,000)                                            $ 131,067,000
                                                                                         --------------

 TOTAL INVESTMENTS -- 103.05% (cost -- $209,699,643)                                     $ 209,699,643

 EXCESS          OF OTHER LIABILITIES OVER OTHER ASSETS -- (3.05%) (includes
                 $6,235,663 payable for securities purchased, $55,346 payable to
                 IMG and $798,354 dividends payable
                 to unitholders)                                                           ($6,218,102)
                                                                                         --------------

 NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS -- 100%
                                                                                         --------------
                 Applicable to 203,481,541 outstanding units                             $ 203,481,541
                                                                                         ==============

See accompanying notes to basic financial statements.

          Iowa Public Agency Investment Trust - Diversified Portfolio
                    Statement of Net Assets - June 30, 2006

Iowa Public Agency Investment Trust - Diversified Portfolio
Statement of Net Assets
June 30, 2006

ASSETS

Investments in securities at amortized cost:
             Discounted Government Securities                   $ 9,931,133
             Coupon Securities                                   52,751,510
             Certificates of Deposit                             15,950,000
             Repurchase Agreements                              131,067,000

Cash                                                                    569
Interest receivable                                                 901,545
                                                              --------------
             Total Assets                                       210,601,757
                                                              --------------

LIABILITIES

             Investment advisory, administrative,
               and program support fees payable                      55,346
             Custody fees payable                                     8,620
             Distribution fees payable                               17,786
             Other fees and expenses payable                          4,447
             Dividends payable                                      798,354
             Other accrued expenses
             Securities payable                                   6,235,663
                                                              --------------
             Total Liabilities                                    7,120,216
                                                              --------------

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS                $ 203,481,541
                                                              ==============

Shares of beneficial interest outstanding                       203,481,541
                                                              ==============

Net asset value - offering and redemption price per share            $ 1.00
                                                              ==============


See notes to accompanying basic financial statements.

          IOWA PUBLIC AGENCY INVESTMENT TRUST - DIVERSIFIED PORTFOLIO
               STATEMENT OF OPERATIONS AND CHANGES IN NEST ASSETS


IOWA PUBLIC AGENCY INVESTMENT TRUST - DIVERSIFIED PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED JUNE 30,
--------------------------------------------------------------------------------
                                                         2006          2005
                                                     ------------  ------------
INVESTMENT INCOME:
            Interest                                  $9,590,801    $4,792,152
                                                     ------------  ------------

EXPENSES:
            Investment advisory, administrative,
               and program support fees                 $721,082      $711,837
            Custody Fees                                $110,670      $105,900
            Distribution fees                           $229,267      $218,667
            Other fees and expenses                      $57,316       $21,831
                                                     ------------  ------------

Total Expenses                                        $1,118,335    $1,058,235
                                                     ------------  ------------

NET INVESTMENT INCOME                                 $8,472,466    $3,733,917
                                                     ============  ============


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30,
--------------------------------------------------------------------------------


                                                     2006            2005
ADDITIONS:                                      --------------- ---------------
From Investment Activities:
            Net investment income                   $8,472,466      $3,733,917
                                                --------------- ---------------
From Unit Transactions:
            (at constant net asset value
            of $1 per unit)
            Units sold                          $1,151,719,716  $1,055,083,090
            Units issued in reinvestment
               of dividends from net
               investment income                    $7,815,349      $3,596,059
                                                --------------- ---------------
TOTAL ADDITIONS                                  1,168,007,531   1,062,413,066
                                                --------------- ---------------
DEDUCTIONS:
Dividends to unitholders from:
            Net investment income                    (8472,466)     (3,733,917)
                                                --------------- ---------------
From Unit Transactions:
            Units redeemed                      (1,185,721,490)  (1,083,829,293)
                                                --------------- ---------------
TOTAL DEDUCTIONS                                (1,194,193,956)  (1,087,563,210)
                                                --------------- ---------------
            Net decrease in net assets             (26,186,425)    (25,150,144)

Net assets held in trust for pool participants
   at beginning of period                          229,667,966     254,818,110
                                                --------------- ---------------
Net assets held in trust for pool participants
   at end of period                               $203,481,541    $229,667,966
                                                =============== ===============

See notes to accompanying basic financial statements.

                      NOTES TO BASIC FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, and again on May 1, 1993. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Diversified Portfolio. The accompanying financial statements include activities of the Diversified Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and Investors Management Group (IMG) serves as the Investment Adviser, Administrator, and Program Support Provider.

    The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

    In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

    IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

    INVESTMENTS IN SECURITIES

    The Diversified Portfolio consists of cash and short-term investments valued at amortized cost, which approximates market value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

    Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on an accrual basis.

    IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12 of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT's custodian takes delivery of the collateral either directly or through an authorized custodian.

    In connection with transactions in repurchase agreements, it is IPAIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2005 and 2006, the securities purchased under overnight agreements to resell were collateralized by government agency securities with a value of $148,431,013 and $134,409,317, respectively.

    Certificate of deposit amounts up to $100,000 are insured by the Federal Depository Insurance Company (FDIC). For public funds deposited in Iowa financial institutions in excess of the $100,000 FDIC insurance, the local financial institution must comply with Iowa Code Section 12c.22 to insure appropriate collateralization. As of June 30, 2006, public funds invested in certificates of deposit not covered by FDIC insurance were $14,750,000. Public funds not covered by FDIC or collateralization are covered by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

    Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities are classified as Category One. Category One consists of insured or registered securities or securities held by IPAIT or its agent in IPAIT's name and is the most secure investment category description. As of June 30, 2006, the Diversified Portfolio security credit ratings were 25.2 percent AAA, 7.6 percent not rated (representing all Certificates of Deposit from Iowa financial institutions), and 67.2 percent NA. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

    UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

    IPAIT determines the net asset value of the Diversified Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

    INCOME TAXES

    IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

    FEES AND EXPENSES

    Under separate agreements with IPAIT, IMG and Wells Fargo are paid an annual fee for operating the investment program.

    During the period of July 1, 2005 to October 31, 2005, IMG received 0.260 percent of the average daily net asset value up to $150 million, 0.215 percent from $150 to $250 million, and 0.170 percent exceeding $250 million for investment adviser and administrative fees. IMG also received 0.080 percent of the average daily net asset value for program support fees. By contract amendment, fees were reduced beginning November 1, 2005 to the following: IMG receives 0.250 percent of the average daily net asset value up to $100 million, 0.215 percent from $100 to $250 million and 0.170 percent exceeding $250 million for investment adviser and administrative fees. In addition, IMG receives 0.080 percent of the average daily net asset value for program support fees.


    Wells Fargo receives .050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the years ended June 30, 2005 and 2006, the Diversified Portfolio paid $105,900 and $110,670, respectively, to Wells Fargo for services provided.

    Under a distribution plan the public agency associations collectively receive an annual fee of 0.100 percent of the daily net asset value of the portfolio. For the years ended June 30, 2005 and 2006, the Diversified Portfolio paid $129,271 and $121,928, respectively, to the Iowa League of Cities, $57,372 and $74,269, respectively, to the Iowa State Association of Counties, and $32,024 and $33,070, respectively, to the Iowa Association of Municipal Utilities.

    IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent on the average daily net asset value, and amounted to $21,831 and $57,317, respectively, for the years ended June 30, 2005 and 2006. The other fees and expenses accrual of
    0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005 and reinstated fully to 0.025 percent on July 1, 2005. All fees are computed daily and paid monthly.

(2) SECURITIES TRANSACTIONS

    Purchases of portfolio securities for the Diversified Portfolio aggregated $35,918,040,369 and $37,888,478,441, respectively, for the years ended June 30, 2005 and 2006. Proceeds from maturities of securities for the Diversified Portfolio aggregated $35,941,769,240 and $37,909,798,000, respectively for the years ended June 30, 2005 and 2006.

                              FINANCIAL HIGHLIGHTS

IOWA PUBLIC AGENCY INVESTMENT TRUST  -  DIVERSIFIED

SELECTED DATA FOR EACH UNIT OF PORTFOLIO
OUTSTANDING THROUGH EACH YEAR ENDED
JUNE 30                                                   2006       2005        2004        2003        2002
                                                       ----------- ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period                     $1.000     $1.000      $1.000      $1.000      $1.000
Net Investment Income                                    0.037       0.017       0.006       0.009       0.021
Dividends Distributed                                   (0.037)     (0.017)     (0.006)     (0.009)     (0.021)
Net Asset Value, End of Period                           $1.000     $1.000      $1.000      $1.000      $1.000



Total Return*                                            3.76%       1.70%       0.60%       0.95%       2.14%
Ratio of Expenses to Average Net Assets**                0.49%       0.48%       0.48%       0.56%       0.56%
Ratio of Net Investment Income to Average Net Assets     3.70%       1.71%       0.59%       0.94%       2.07%
Net Assets, End of Period (000 Omitted)                 $203,482   $229,668    $254,818    $245,025    $253,948

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See notes to accompanying basic financial statements.

KPMG LLP
2500 Ruan Center
666 Grand Avenue
Des Moines, IA 50309

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders
Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets, including schedule of investments, of the Diversified Portfolio of the Iowa Public Agency Investment Trust (the Portfolio) as of June 30, 2006, and the related statements of operations, and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio of the Iowa Public Agency Investment Trust at June 30, 2006, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 21, 2006 on our compliance with certain provisions of laws, regulations, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was performed for the purpose of forming an opinion on the Portfolio's financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. The introductory section, other supplementary information, investment section and statistical section have not been subjected to the auditing procedures applied by us in the audit of the financial statements and, accordingly, we express no opinion on them.

The management's discussion and analysis on pages 17 to 19 is not a required part of the financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

Des Moines, Iowa
August 21, 2006

                    THE MANAGEMENT'S DISCUSSION AND ANALYSIS


This section of the IPAIT DGO Portfolio's annual Financial Statements presents management's discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2006 (FY 06) and 2005 (FY 05). This information is being presented to provide additional information regarding the activities of the IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

Overview of the Financial Statements

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT's DGO Portfolio. The following components comprise the basic financial statements: 1) Schedule of Investments, 2) Statement of Net Assets, 3) Statement of Operations, 4) Statement of Changes in Net Assets, and 5) Notes to Financial Statements.

     o The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

     o The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

     o The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

     o The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

     o The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio.


Condensed Financial Information and Financial Analysis

Year-over-year changes in most financial statement amounts reported in IPAIT's DGO Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the last twelve months, the Federal Reserve's Federal Open Market Committee increased the Federal Funds target rate eight times, from 3.25 percent to 5.25 percent. In the preceding twelve months, the Federal Funds target was increased nine times, from 1.00 percent to 3.25 percent.

Condensed financial information and changes explanations for the FY 06 as compared to FY 05 follows.

Net Assets
                                                        Percent
                                          June 30, 2006  Change   June 30, 2005
                                          ------------- --------- -------------
Total investments                          $17,646,380       19%   $14,805,041
Excess of other liabilities over
  other assets                                (697,225)   -7351%        (9,358)
                                          -------------           -------------
Net assets held in trust for pool
  participants                              16,949,155       15%    14,795,683
                                          =============           =============
Average Net Assets                         $15,834,629      -37%   $25,125,734
                                          -------------           -------------

Direct Government Obligation Portfolio
Total investments and net assets increased 19 percent and 15 percent, respectively, comparing June 30, 2006 and June 30, 2005 amounts. During FY 06, average net assets decreased 37 percent to $15,834,629 from average net assets of $25,125,734 during FY 05 for the DGO portfolio. The significant increase in excess of other liabilities over other assets is due to a liability for securities purchased on June 30, 2006 and settled on July 3, 2006 in the amount of $701,296. The DGO portfolio experienced a net purchase of assets in FY 06 partially due to the transfer of assets from the Diversified portfolio.

                                                          Percent
Change in Net Assets for the years ended    June 30, 2006  Change  June 30, 2005
                                           -------------  -------- -------------
Investment Income                              $647,800       36%     $475,110
Total Expenses                                  (80,459)     -36%     (125,123)
Dividends to unitholders from net
  investment income                            (567,341)      62%     (349,987)
Net increase (decrease) in assets derived
    from unit transactions                    2,153,472      109%  (22,736,565)

Net assets held in trust for pool
  participants at beginning of period        14,795,683      -61%   37,532,248
                                           -------------          -------------

Net assets held in trust for pool
  participants at end of period             $16,949,155       15%  $14,795,683
                                           =============          =============

Investment income increased 36 percent during FY 06 compared to FY 05 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns have improved during FY 06. Net investment income increased 62 percent during FY 06 compared to FY 05. Total expenses are derived based on net assets held by the Fund. These expenses decreased 36 percent during FY 06 compared to FY 05 due to lower average net assets throughout FY 06. Units sold increased 77 percent and units redeemed decreased 20 percent from FY 05 to FY 06.

Condensed financial information and changes explanations for FY 05 as compared to FY 04 follows.
Net Assets
                                                     Percent
                                       June 30, 2005  Change    JUNE 30, 2004
                                       ------------- ---------  --------------
Total investments                       $14,805,041     -60%      $37,465,472
Excess of other liabilities over
  other assets                               (9,358)   -114%           66,776
                                       -------------            --------------
Net assets held in trust for pool
  participants                           14,795,683     -61%       37,532,248
                                       =============            ==============
Average Net Assets                      $25,125,734               $50,490,269
                                       -------------            --------------


Direct Government Obligation Fund
Total investments and net assets declined 61 percent and 61 percent, respectively, comparing June 30, 2005 and June 30, 2004 amounts. During FY 05, average net assets decreased 50 percent to $25,125,734 from average net assets of $50,490,269 during FY 04 for the DGO portfolio. The DGO portfolio experienced a net purchase of assets in FY 05 due to a combination of the transfer of assets to the Diversified portfolio and transfer of assets to other investment options. During FY 05, bank investment options, especially certificates of deposit, were exceptionally appealing versus money market funds.

                                                          Percent
Change in Net Assets for the years ended    June 30, 2005  Change  June 30, 2004
                                            ------------- -------- -------------
Investment Income                              $475,110      -9%     $520,560
Total Expenses                                 (125,123)    -51%     (255,306)
Dividends to unitholders from net
  investment income                            (349,987)     32%     (265,254)
Net increase (decrease) in assets derived
    from unit transactions                  (22,736,565)    -54%  (14,758,993)

Net assets held in trust for pool
  participants at beginning of period        37,532,248     -28%   52,291,241
                                           -------------         -------------
Net assets held in trust for pool
  participants at end of period             $14,795,683     -61%  $37,532,248
                                           =============         =============


Investment income decreased 9 percent during FY 05 compared to FY 04. Although the interest rate environment was higher in FY 05 than FY 04, the reduction in net assets of the DGO portfolio caused a decrease in investment income. Net investment income increased 32 percent during FY 05 compared to FY 04 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns improved during FY 05. Total expenses are derived based on net assets held by the Fund. These expenses decreased 51 percent during FY 05 compared to FY 04 due to lower net assets. Also, the other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005. Both units sold and units redeemed decreased 30 percent and 2 percent.

Contacting the Portfolio's Financial Management
This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund's finances and to demonstrate the Fund's accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Financial Statements

  Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio
                    Schedule of Investments - June 30, 2006
                       (Showing Percentage of Net Assets)

                                                                   Yield at
      Par                                                           Time of
     Value                        Description                      Purchase  Due Date   Amortized Cost
     -----                        -----------                      --------  --------   --------------
 DISCOUNTED GOVERNMENT SECURITIES -- 8.46%
      $ 500,000 United States Treasury Bill                          4.71%   08/17/06        $ 497,026
        400,000 United States Treasury Bill                          4.91%   08/24/06          397,117
         50,000 United States Treasury Bill                          4.87%   09/21/06           49,464
        500,000 United States Treasury Bill                          4.96%   11/16/06          490,848
                                                                                         --------------
                TOTAL (cost -- $1,434,455)                                                 $ 1,434,455
                                                                                         --------------

 COUPON SECURITIES -- 37.05%
      $ 300,000 United States Treasury Note, 7.00%                   4.67%   07/15/06        $ 300,261
        500,000 United States Treasury Note, 7.00%                   4.77%   07/15/06          500,409
        500,000 United States Treasury Note, 2.38%                   4.74%   08/15/06          498,552
        300,000 United States Treasury Note, 2.38%                   4.03%   08/31/06          299,193
        300,000 United States Treasury Note, 2.38%                   4.64%   08/31/06          298,851
        500,000 United States Treasury Note, 2.38%                   4.89%   08/31/06          497,942
        500,000 United States Treasury Note, 2.50%                   4.64%   09/30/06          497,397
        500,000 United States Treasury Note, 2.50%                   4.91%   09/30/06          497,065
        500,000 United States Treasury Note, 6.50%                   4.92%   10/15/06          502,225
        300,000 United States Treasury Note, 6.50%                   4.98%   10/15/06          301,260
        400,000 United States Treasury Note, 6.50%                   5.22%   10/15/06          401,409
        300,000 United States Treasury Note, 6.50%                   5.20%   10/15/06          301,031
        500,000 United States Treasury Note, 2.63%                   5.02%   11/15/06          495,650
        500,000 United States Treasury Note, 3.00%                   5.03%   12/31/06          495,055
        400,000 United States Treasury Note, 2.25%                   5.31%   02/15/07          392,625
                                                                                         --------------
                TOTAL (cost -- $6,278,925)                                                 $ 6,278,925
                                                                                         --------------

 REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 58.60%
    $ 5,000,000 Bear Stearns and Company Inc.                        4.40%   07/03/06      $ 5,000,000
      4,933,000 Barclays Capital Inc.                                4.35%   07/03/06        4,933,000
                                                                                         --------------
                TOTAL (cost -- $9,933,000)                                                 $ 9,933,000
                                                                                         --------------

 TOTAL INVESTMENTS -- 104.11% (cost -- $17,620,676)                                       $ 17,646,380

 EXCESS OF OTHER LIABILITIES OVER OTHER ASSETS -- (4.11%)

                (includes $701,296 payable for securities purchased,
                $4,671 payable to IMG and $61,560 dividends payable
                to unitholders)                                                              ($697,225)
                                                                                         --------------
 NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS -- 100%
                Applicable to 16,949,155 outstanding units                                $ 16,949,155
                                                                                         ==============
 NET ASSETS VALUE:
                Offering and redemption price per unit ($16,949,155
                divided by 16,949,155 units outstanding)                                  $       1.00
                                                                                         ==============

See notes to accompanying basic financial statements.

  Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio
                     Statement of Net Assets June 30, 2006

ASSETS

Investments in securities at amortized cost:
            Discounted Government Securities                      $ 1,434,455
            Coupon Securities                                       6,278,925
            Repurchase Agreements                                   9,933,000

Cash                                                                      634
Interest receivable                                                    72,145
                                                               ---------------
            Total Assets                                           17,719,159
                                                               ---------------

LIABILITIES

            Investment advisory, administrative,
              and program support fees payable                          4,671
            Custody fees payable                                          708
            Distribution fees payable                                   1,416
            Other fees and expenses payable                               353
            Dividends payable                                          61,560
            Other accrued expenses
            Securities payable                                        701,296
                                                               ---------------
            Total Liabilities                                         770,004
                                                               ---------------

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS                   $ 16,949,155
                                                               ===============

Shares of beneficial interest outstanding                          16,949,155
                                                               ===============

Net asset value - offering and redemption price per share              $ 1.00
                                                               ===============


See notes to accompanying basic financial statements.

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio
                Statements of Operations and Changes in Net Assets


Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio Statements of Operations
For the Years Ended June 30,
--------------------------------------------------------------------------------

                                                     2006           2005
                                                  -----------   -----------
INVESTMENT INCOME:
            Interest                                $647,800      $475,110
                                                  -----------   -----------

EXPENSES:
            Investment advisory, administrative,
               and program support fees               52,748        85,519
            Custody Fees                               7,917        12,576
            Distribution fees                         15,835        25,153
            Other fees and expenses                    3,959         1,875
                                                  -----------   -----------
Total Expenses                                        80,459       125,123
                                                  -----------   -----------

NET INVESTMENT INCOME                               $567,341      $349,987
                                                  ===========   ===========
Dividends to unitholders from:
            Net investment income                  ($567,341)    ($349,987)
                                                  -----------   -----------

Statements of Changes in Net Assets
For the Years Ended June 30,
--------------------------------------------------------------------------------

                                                        2006            2005
ADDITIONS:                                         -------------  -------------
From Investment Activities:
            Net investment income                       $567,341      $349,987
                                                   -------------  -------------
From Unit Transactions:
            (at constant net asset value
            of $1 per unit)
            Units sold                                36,963,154    20,937,983
            Units issued in reinvestment
               of dividends from net
               investment income                         536,897       349,987
                                                   -------------  -------------
TOTAL ADDITIONS                                       38,067,389    21,637,957
                                                   -------------  -------------
DEDUCTIONS:
Dividends to unitholders from:
            Net investment income                      (567,341)      (349,987)
                                                   -------------  -------------
From Unit Transactions:
            Units redeemed                          (35,346,576)   (44,024,535)
                                                   -------------  -------------
TOTAL DEDUCTIONS                                    (35,913,917)   (44,374,522)
                                                   -------------  -------------
            Net increase (decrease) in net assets     2,153,472    (22,736,565)

Net assets held in trust for pool participants
   at beginning of period                            14,795,683     37,532,248
                                                   -------------  -------------
Net assets held in trust for pool participants
   at end of period                                 $16,949,155    $14,795,683
                                                   =============  =============

See notes to accompanying basic financial statements.

NOTES TO BASIC FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, and again on May 1, 1993. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Direct Government Obligation Portfolio. The accompanying financial statements include activities of the Direct Government Obligation Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and Investors Management Group (IMG) serves as the Investment Adviser, Administrator, and Program Support Provider.

    The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

    In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

    IPAIT is exposed to various risks in connection with operation of the Direct Government Obligation Portfolio and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

    INVESTMENTS IN SECURITIES

    The Direct Government Obligation Portfolio consists of cash and short-term investments valued at amortized cost, which approximates market value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

    Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on an accrual basis.

    IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT's custodian takes delivery of the collateral either directly or through an authorized custodian.

    In connection with transactions in repurchase agreements, it is IPAIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2005 and 2006, the securities purchased under overnight agreements to resell were collateralized by government securities with a value of $4,431,730 and $10,211,923, respectively.

    Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities are classified as Category One. Category One consists of insured or registered securities or securities held by IPAIT or its agent in IPAIT's name and is the most secure investment category description. As of June 30, 2006, the Direct Government Obligation Portfolio security credit ratings were 43.7 percent AAA and 56.3 percent NA. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

    IPAIT's exposure to interest rate risk is mitigated by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investment of high quality with durations not to exceed 397 days. Hence any significant change in market interest rates would not present long-term risk to IPAIT.

    UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

    IPAIT determines the net asset value of the DGO Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

    INCOME TAXES

    IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

    FEES AND EXPENSES

    Under separate agreements with IPAIT, IMG and Wells Fargo are paid an annual fee for operating the investment programs.

    During the period of July 1, 2005 to October 31, 2005, IMG received 0.260 percent of the average daily net asset value up to $150 million, 0.215 percent from $150 to $250 million, and 0.170 percent exceeding $250 million for investment adviser and administrative fees. IMG also received 0.080 percent of the average daily net asset value for program support fees. By contract amendment, fees were reduced beginning November 1, 2005 to the following: IMG receives 0.250 percent of the average daily net asset value up to $100 million, 0.215 percent from $100 to $250 million and 0.170 percent exceeding $250 million for investment adviser and administrative fees. In addition, IMG receives 0.080 percent of the average daily net asset value for program support fees.

    Wells Fargo receives 0.050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the years ended June 30, 2005 and 2006, the DGO Portfolio paid $12,576 and $7,917, respectively, to Wells Fargo for services provided.

    Under a distribution plan the public agency associations collectively receive an annual fee of .100 percent of the daily net asset value of the portfolio. For the years ended June 30, 2005 and 2006, the DGO Portfolio paid $23,258 and $15,835,respectively, to the Iowa League of Cities and $1,895 to the Iowa Association of Municipal Utilities for the fiscal year ended June 30, 2005 only.

    IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent on the average daily net asset value, and amounted to $1,875 and $3,959, respectively, for the years ended June 30, 2005 and 2006. The other fees and expenses accrual of
    0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005 and reinstated fully to 0.025 percent on July 1, 2005. All fees are computed daily and paid monthly.

 (2)  SECURITIES TRANSACTIONS

    Purchases of portfolio securities for the DGO Portfolio aggregated $3,733,248,538 and $2,489,623,074, respectively for the years ended June 30, 2005 and 2006. Proceeds from maturities of securities for the DGO Portfolio aggregated $3,755,763,650 and $2,486,901,000, respectively, for the years ended June 30, 2005 and 2006.

(3) PARTICIPANT CONCENTRATON

    As of June 30, 2006, two participants hold all outstanding units of the DGO Portfolio.

                              FINANCIAL HIGHLIGHTS


Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

SELECTED DATA FOR EACH UNIT OF PORTFOLIO
OUTSTANDING THROUGH EACH YEAR ENDED
JUNE 30                                                   2006        2005        2004        2003        2002
                                                       ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                    $1.000      $1.000      $1.000      $1.000      $1.000
Net Investment Income                                    0.035       0.015       0.005       0.009       0.018
Dividends Distributed                                   (0.035)     (0.015)     (0.005)     (0.009)     (0.018)
                                                       ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period                          $1.000      $1.000      $1.000      $1.000      $1.000



Total Return*                                            3.58%       1.54%       0.53%       0.91%       1.85%
Ratio of Expenses to Average Net Assets**                0.51%       0.50%       0.51%       0.58%       0.58%
Ratio of Net Investment Income to Average Net Assets     3.58%       1.39%       0.53%       0.92%       1.79%
Net Assets, End of Period (000 Omitted)                 $16,949     $14,796     $37,532     $52,291     $66,461

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See notes to accompanying basic financial statements.

                               INVESTMENT SECTION

                                     IPAIT

                               Fund Facts Summary

                             Diversified Fund Facts
                               as of June 30, 2006

     Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating and reserve funds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies by jointly investing participant funds in a professionally managed portfolio of short-term, high-quality, legally authorized marketable securities.

     Date of Inception: November 13, 1987

     Total Net Assets: $203 million

     Benchmarks: iMoneyNet U.S. Government & Agencies Money Fund ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.

     Performance Objective: To provide the highest level of current income from investment in a portfolio of U.S. government and agency securities, certificates of deposit in Iowa financial institutions, and other authorized securities collateralized by U.S. government and agency securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

     Investment Adviser:
     Investors Management Group

     Management Fees:
     Sliding scale from twelve basis
     points (0.12%) to seven basis points (0.07%)

     Total Expense Ratio:
     Sliding scale from forty-one and one-half basis points (0.415%) to fifty and one-half basis points (0.505%)

                                DGO Fund Factsas
                                of June 30, 2006

     Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the bond proceeds, operating and reserve funds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies that are limited to investments in only direct obligations of the U.S. government by jointly investing participant funds into a professionally managed portfolio of short-term, eligible marketable securities.

     Date of Inception: September 1, 1988
     Total Net Assets: $17 million

     Benchmarks: iMoneyNet U.S. Treasury & Repo Money Fund ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.

     Performance Objective: To provide the highest level of income from investment in a portfolio of U.S. government securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

     Investment Adviser: Investors Management Group

     Management Fees: Sliding Scale from twelve basis points (0.12%) to seven basis points (0.07%)

     Total Expense Ratio: Sliding scale from forty-one and one-half basis points (0.415%) to fifty and one-half basis points (0.505%)

             DIVERSIFIED FUND AND DIRECT GOVERNMENT OBLIGATION FUND

Introduction
The Diversified Fund and the DGO Fund are each short-term investment pools of high-quality money market instruments. Each pool has been registered since May of 1993 with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. Each is operated in accordance with 17 C.F.R.
Section 270.2a-7 (Rule 2a-7). Each pool complied voluntarily with all Rule 2a-7 money market fund operating guidelines from inception.

The Diversified Fund is made up of a professionally managed portfolio of U.S. government and federal agency securities, certificates of deposit issued by Iowa financial institutions, and perfected repurchase agreements, the latter collateralized by U.S. government and federal agency securities. The Diversified Fund is typically used for the investment of all public funds subject to the Iowa public funds statutory provisions invested by a participant unless other participant-specific investment restrictions exist.

Ownership Analysis as of June 30, 2006
IPAIT Diversified Fund and DGO Fund

Other 28E Entities    Municipal Utilities   Municipalities    Municipalities
------------------    -------------------   --------------    --------------
   $8,630,126            $24,976,010         $117,251,167      $117,251,167
     3.92%                  11.33%              53.19%           53.19%

The DGO Fund is identical in every respect to the Diversified Fund except that it is invested exclusively in direct U.S. government obligations and repurchase agreements collateralized by direct U.S. government obligations. The DGO Fund is typically used to invest those public funds of a participant that are subject to more stringent investment restrictions than those provided by Iowa public fund statutes, for example bond proceeds whose investment alternatives may be limited to the types of securities found in the DGO Fund.

The investment objective of both the Diversified Fund and the DGO Fund is to provide as high a level of current income as is consistent with preservation of invested principal and provision of adequate liquidity to meet participants' daily cash flow needs. As a general policy, all purchased securities will be held until they mature. However, in an effort to increase yields, IPAIT may sell securities and realize capital gains when there are perceived disparities between maturities for various categories of authorized investments. Summaries of all security trades for each Fund are provided quarterly to the IPAIT Board of Trustees for review.

Historical Portfolio Cash Flow
(expressed in millions)

IPAIT Diversified Fund

            2000-2001  2001-2002   2002-2003  2003-2004  2004-2005 2005-2006
            ---------  ---------   ---------  ---------  --------- ---------
July          $219       $251       $254       $243        $240      $220
August         215        235        244        227         196       214
September      215        245        245        245         196       206
October        283        300        281        279         228       268
November       259        308        282        251         214       256
December       243        318        285        238         211       231
January        232        308        280        237         198       226
February       231        295        257        220         195       205
March          250        276        248        235         198       211
April          331        294        271        278         261       252
May            316        294        316        288         256       238
June           271        259        254        237         223       216


IPAIT DGO Fund

            2000-2001  2001-2002   2002-2003  2003-2004  2004-2005 2005-2006
            ---------  ---------   ---------  ---------  --------- ---------
July            44         58         63         51          36        14
August          42         57         60         47          33        13
September       65         89         82         60          31        14
October         71         93         90         62          31        16
November        71         91         87         58          29        17
December        68         84         79         49          23        14
January         66         81         76         48          21        12
February        65         78         68         47          19        11
March           63         75         66         46          18        18
April           64         73         65         46          18        20
May             64         72         64         45          20        20
June            61         68         55         40          15        17


Both portfolios have been managed by IMG, IPAIT's Des Moines, Iowa-based investment adviser, since inception. Aggregate cash flows for each Fund are monitored daily and compared to respective Fund cash flow patterns of previous periods. Fund cash flow patterns throughout the fiscal period, as compared to previous years, have traditionally been repetitive. Eighteen years of operating history create a very helpful tool to gauge necessary pool liquidity needs.

The Diversified Fund actively monitors rates offered by Iowa financial institutions for public fund certificates of deposit. Institutions experiencing strong loan demand typically offer rates that are at or above those available for marketable securities, presenting a helpful portfolio investment alternative.

To assure adequate liquidity for anticipated and unanticipated participant withdrawals, IPAIT continually monitors the weighted average maturity (WAM) of both the Diversified Fund and the DGO Fund. Each Fund's WAM is similarly compared to the iMoneyNet Money Fund Report TM average for registered money market funds. Presented next is the WAM for each Fund as compared to the iMoneyNet Money Fund Report TM average for all similar registered money market funds for the fiscal period.

Weighted Average Maturity (WAM) Comparison
July 2005 - June 2006

IPAIT Diversified Fund vs. iMoneyNet Money Fund
Report TM - US Government & Agency

                            IMONEYNET
   DATE        IPAIT        MONEY FUND
         ---------------------------------
  Jul-05  DAYS  35                 31
  Aug-05        33                 31
  Sep-05        35                 28
  Oct-05        30                 31
  Nov-05        35                 31
  Dec-05        36                 31
  Jan-06        38                 31
  Feb-06        38                 34
  Mar-06        38                 32
  Apr-06        44                 32
  May-06        36                 31
  Jun-06        40                 30


IPAIT DGO Fund vs. iMoneyNet Money Fund Report TM -
US Treasury & Repo

                           IMONEYNET
  DATE         IPAIT DGO   MONEY FUND
        ----------------------------------
 Jul-05  DAYS       34             20
 Aug-05             31             18
 Sep-05             30             19
 Oct-05             35             20
 Nov-05             34             21
 Dec-05             38             17
 Jan-06             35             15
 Feb-06             39             15
 Mar-06             29             11
 Apr-06             39              9
 May-06             38             10
 Jun-06             43              9
        ------------------------------

Each Fund accrues interest income daily and pays accrued income monthly to participant accounts. Interest is paid on the first business day of the month following accrual. Daily income amounts and investment returns are calculated by the amortized cost method. Under this method, a security is initially valued at cost on the date of purchase and, thereafter, any premium or discount is amortized on a straight-line basis to maturity.

The IPAIT Adviser values each Fund's portfolio weekly at current market value, based upon actual market quotations. Each Fund's current market valuation is compared to that Fund's current amortized cost basis. In accordance with the established operating parameters of Rule 2a-7 and IPAIT's internal controls and procedures, any deviation in net asset value based upon available market quotations from each Fund's $1.00 amortized cost per unit is carefully monitored. Deviations may never exceed 0.5 percent. Illustrated next are the amortized cost versus market value per unit comparisons for the past three fiscal years for each Fund.


Amortized Cost vs. Market Value Per Share
July 1, 2003  -  June 30, 2006

IPAIT Diversified Fund

           Date       Per Share

         7/31/2003      1.00000
         8/31/2003      0.99996
         9/30/2003      1.00000
        10/31/2003      0.99998
        11/30/2003      0.99997
        12/31/2003      0.99992
         1/31/2004      0.99994
         2/29/2004      1.00012
         3/31/2004      1.00004
         4/30/2004      1.00000
         5/31/2004      0.99974
         6/30/2004      0.99964
         7/31/2004      0.99968
         8/31/2004      0.99975
         9/30/2004      0.99978
        10/31/2004      0.99980
        11/30/2004      0.99975
        12/31/2004      0.99978
         1/31/2005      0.99981
         2/28/2005      0.99975
         3/31/2005      0.99979
         4/30/2005      0.99986
         5/31/2005      0.99992
         6/30/2005      0.99986
         7/31/2005      0.99986
         8/31/2005      0.99990
         9/30/2005      0.99989
        10/31/2005      0.99984
        11/30/2005      0.99989
        12/31/2005      0.99992
         1/31/2006      0.99984
         2/28/2006      0.99980
         3/31/2006      0.99982
         4/30/2006      0.99980
         5/31/2006      0.99980
         6/30/2006      0.99978

IPAIT DGO Fund

           Date       Per Share

         7/31/2003     1.00013
         8/31/2003     1.00004
         9/30/2003     1.00004
        10/31/2003     0.99997
        11/30/2003     0.99997
        12/31/2003     0.99993
         1/31/2004     0.99984
         2/29/2004     1.00034
         3/31/2004     1.00010
         4/30/2004     0.99988
         5/31/2004     0.99971
         6/30/2004     0.99954
         7/31/2004     0.99957
         8/31/2004     0.99972
         9/30/2004     0.99968
        10/31/2004     0.99965
        11/30/2004     0.99963
        12/31/2004     0.99959
         1/31/2005     0.99960
         2/28/2005     0.99945
         3/31/2005     0.99959
         4/30/2005     0.99973
         5/31/2005     0.99985
         6/30/2005     0.99978
         7/31/2005     0.99968
         8/31/2005     0.99980
         9/30/2005     0.99993
        10/31/2005     0.99970
        11/30/2005     0.99984
        12/31/2005     0.99993
         1/31/2006     0.99972
         2/28/2006     0.99962
         3/31/2006     0.99985
         4/30/2006     0.99984
         5/31/2006     0.99980
         6/30/2006     0.99975

The Diversified Fund's investment performance is regularly compared to three established benchmarks, the iMoneyNet Money Fund ReportTM average rate for all registered Rule 2a-7 money market funds investing in U.S. government and federal agency securities and the Iowa Code Chapter 74A rate for 32-89 and 90-179 day certificates of deposit issued by Iowa financial institutions for public funds in the state.

The DGO Fund is similarly compared to the iMoneyNet Money Fund ReportTM average rate for all Rule 2a-7 money market funds that invest in only direct obligations of the U.S. government as well as the Iowa Code Chapter 74A rates for 32-89 and 90-179 day certificates of deposit.

The Iowa Code Chapter 74A rates are distributed monthly by the state Treasurer's office for various investment periods and are intended to be the minimum rates at which Iowa financial institutions can accept public funds for timed deposits. While a public body must commit funds for minimum periods of time to access Chapter 74A rates, IPAIT's Diversified Fund and the DGO Fund may offer rates at or above the Chapter 74A benchmarks with complete daily liquidity.

IPAIT Diversified Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day)
& iMoneyNet Money Fund Report TM
US Government & Agency Fund
July 2005 - June 2006

                                                 iMoneyNet Money Fund Report TM
 Date    Diversified   74A 90-179   74A 32-89      US Gov't & Agency Fund

 Jul-05      2.75%      2.05%       1.85%                      2.47%
 Aug-05      2.93%      2.20%       1.95%                      2.69%
 Sep-05      3.10%      2.35%       2.05%                      2.84%
 Oct-05      3.30%      2.35%       2.05%                      3.01%
 Nov-05      3.53%      2.60%       2.15%                      3.25%
 Dec-05      3.69%      2.65%       2.25%                      3.43%
 Jan-06      3.80%      2.75%       2.30%                      3.56%
 Feb-06      4.05%      2.80%       2.40%                      3.75%
 Mar-06      4.06%      2.95%       2.40%                      3.82%
 Apr-06      4.29%      3.00%       2.70%                      3.99%
 May-06      4.38%      3.10%       2.80%                      4.14%
 Jun-06      4.49%      3.15%       2.85%                      4.25%

IPAIT DGO Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day) & iMoneyNet Money Fund Report TM US Treasury & Repo Fund
July 2005 - June 2006

                                              iMoneyNet Money Fund Report TM
 Date      DGO       74A 90-179   74A 32-89     US Treasury & Repo Fund

 Jul-05   2.54%      2.05%       1.85%                     2.40%
 Aug-05   2.75%      2.20%       1.95%                     2.62%
 Sep-05   2.88%      2.35%       2.05%                     2.77%
 Oct-05   3.12%      2.35%       2.05%                     2.85%
 Nov-05   3.40%      2.60%       2.15%                     3.13%
 Dec-05   3.50%      2.65%       2.25%                     3.29%
 Jan-06   3.58%      2.75%       2.30%                     3.39%
 Feb-06   3.87%      2.80%       2.40%                     3.62%
 Mar-06   3.95%      2.95%       2.40%                     3.72%
 Apr-06   4.11%      3.00%       2.70%                     3.89%
 May-06   4.27%      3.10%       2.80%                     4.06%
 Jun-06   4.35%      3.15%       2.85%                     4.17%

Risk Profile

Both the Diversified Fund and the DGO Fund are low in risk profile. Both Funds limit portfolio investments to:

1. No single portfolio investment may exceed the 397 days to maturity as outlined in Rule 2a-7.

2. The weighted average maturity of the portfolio may never exceed 90 days.

In addition to the above investment maturity restrictions common to both Funds, the Diversified Fund limits itself to U.S. government and federal agency securities, perfected repurchase agreements collateralized by U.S. government and federal agency securities, and Iowa financial institution certificates of deposit. The DGO Fund further limits itself to only direct obligations of the U.S. government and perfected repurchase agreements collateralized by direct obligations of the U.S. government. This combination of those average maturities and extremely high-quality credit instruments provides eligible Iowa public fund investors with a safe, effective investment alternative.

Maturity Analysis as of June 30, 2006

           Diversified                                       DGO

Maturity days      % of Portfolio        Maturity days         % of Portfolio
-------------      ---------------       -------------         ---------------

0-30 days               70%              0-30 days                  61%
31-90 days              13%              31-90 days                 20%
91-180 days             11%              91-180 days                17%
180+ days                6%              180+ days                   2%
                      -----                                        -----
                       100%                                         100%


IPAIT Diversified Fund and DGO Fund

As noted previously, both the Diversified Fund and the DGO Fund carefully limit themselves to high credit-quality securities. In addition, IPAIT monitors a broad array of economic indicators as well as activities of the Federal Reserve Board to be able to position each Fund's WAM to take advantage of projected interest rate environments.

Distribution by Security Type as of June 30, 2006

IPAIT Diversified Fund

Collateralized Repos                 62%
Certificate's of Deposit              8%
Federal Agency Coupon Securities     25%
Federal Agency Discount Securities    5%
                                   ------
                                    100.%


IPAIT DGO Fund

US Treas Collateralized Repo         56%
US Treasury Coupon Securities        36%
US Treasury Discount Securities       8%
                                   -----
                                    100%

It is important to note that portfolio liquidity needs for the IPAIT must control evaluation of alternative portfolio management opportunities at all times. For example, if historical cash flow analysis indicates that participants will need to withdraw funds, material extension of either Fund's portfolio is not a viable alternative.

Participation membership by affiliation concentration for both the Diversified and DGO Portfolios are illustrated in the following graphs.

Participant Membership

IPAIT Diversified Fund and DGO Fund

Municipalities         185%
Municipal Utilities     92%
Counties                83%
Other                   51%

Performance Summary

For the one-year period ended June 30, 2006 the Diversified Fund and DGO Fund reported a ratio of net investment income to average net assets of 3.70 percent and 3.59 percent, respectively, net of all operating expenses. These figures exceeded the iMoneyNet Money Fund ReportTM averages for each Fund, which returned 3.43 percent and 3.33 percent respectively for the fiscal period.

Although both the Diversified Fund and the DGO Fund are liquidity pools, their performance over time has consistently exceeded the iMoneyNet Money Fund ReportTM as illustrated below.

Annual Total Returns

IPAIT Diversified Fund vs. iMoneyNet Fund Report(TM) US
Government & Agency
Annual Total Returns


                                      iMoneyNet Money Fund Report
   Year          Diversified Fund        US Government & Agency

    97               4.92%                       4.72%
    98               5.10%                       4.90%
    99               4.61%                       4.47%
    00               5.13%                       4.94%
    01               5.33%                       5.26%
    02               2.11%                       1.87%
    03               0.95%                       0.80%
    04               0.59%                       0.37%
    05               1.69%                       1.41%
    06               3.62%                       3.36%


IPAIT DGO Fund vs. iMoneyNet Fund Report(TM)
US Treasury & Repo
Also illustrated below are the historical returns for both the Diversified Fund and the DGO Fund for the most recent one, three, and five year periods.

                                   iMoneyNet Money Fund Report
   Year          DGO Fund              US Treasury & Repo

    97            4.84%                     4.68%
    98            4.98%                     4.85%
    99            4.43%                     4.35%
    00            4.98%                     4.78%
    01            5.15%                     5.06%
    02            1.83%                     1.76%
    03            0.90%                     0.74%
    04            0.48%                     0.31%
    05            1.48%                     1.35%
    06            3.45%                     3.25%


Annualized Total Returns

IPAIT Diversified Fund vs. iMoneyNet Money Fund

                                          iMoneyNet Money Fund Report
              Diversified Fund              US Government & Agency


  1 year             3.70%                           3.43%

  3 year             1.99%                           1.74%

  5 year             1.81%                           1.58%


Report(TM) US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report(TM)
US Treasury & Repo

                                          iMoneyNet Money Fund Report
                   DGO Fund                  US Treasury & Repo


  1 year            3.53%                            3.33%

  3 year            1.84%                            1.66%

  5 year            1.65%                            1.50%

Fund Expenses

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund's investment income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006. The table illustrates your fund's costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2. Based on hypothetical 5 percent return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5 percent before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5 percent return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a "sales load" or transaction fee. The calculations assume no shares were not bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund Information Statement.

                                           Beginning      Ending      Expenses Paid    Annualized
                                         Account Value Account Value   During Period*   Expense
Example                                     1/1/2006      6/30/2006   1/1/06 to 6/30/06  Ratio*
-------------------------------------------------------------------------------------------------
Based on Actual Fund Return
  IPAIT Diversified Fund                     $1,000.00     $1,020.90          $2.41      0.48%
  IPAIT DGO Fund                             $1,000.00     $1,020.14          $2.50      0.50%
Based on Hypothetical 5 Percent Return
  IPAIT Diversified Fund                     $1,000.00     $1,022.41          $2.41      0.48%
  IPAIT DGO Fund                             $1,000.00     $1,022.32          $2.50      0.50%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Fees and Expenses
All fees are calculated by basis points per net assets.

--------------------------------------------------------------------------------
Entity              Fee Type                  Fee
IMG                 Adviser                   0.120% up to $100MM;
                                              0.095% on $100 - $250MM;
                                              0.070% on assets exceeding $250MM
IMG                 Administrator             0.130% up to $100MM;
                                              0.120% on $100 - $250MM;
                                              0.100% on assets exceeding $250MM
IMG                 Program Support           0.080%
Sponsoring
Association *       Sponsoring Associations   0.100%
Wells Fargo         Custody                   0.050% up to $150MM;
                                              0.045% on $150 - $300MM;
                                              0.040% on assets exceeding $300MM
Administration
Fund                Other fees & expenses     0.025%
--------------------------------------------------------------------------------

*Includes Iowa League of Cities, Iowa State Association of Counties, Iowa
 Association of Municipal Utilities

This fiscal year's actual expense for the IPAIT Diversified Fund and DGO Fund was 0.49 percent and 0.51 percent, respectively based on a sliding fee scale

Actual:
For the fiscal year ended June 30, 2006, the following actual expenses were incurred by the Funds:

                            Diversified    DGO
                            -----------    ---
Adviser                     $246,344     $19,002
Administrator               $291,324     $21,078
Program Support             $183,414     $12,668
Distribution                $229,267     $15,835
Custody                     $110,670      $7,917
Other fees and expenses      $57,316      $3,959
                           ----------  ----------
Total                      $1,118,335    $80,459
                           ==========  ==========

Statement of Additional Information (SAI)
The SAI has additional information about the Funds and is available without charge, upon request, by calling 800-872-4024.

Schedule of Portfolio Holdings
A complete schedule of portfolio holdings is filed with the SEC for the first and third quarters on Form N-Q. The portfolio holding for the second and fourth quarter are available in the semi-annual and annual reports. It is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section / SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024 or at IPAIT.org.

Proxy Voting

The SEC requires an annual report of the proxy voting record of the Trust. Because the investments allowable under Iowa law restrict the investment for IPAIT to securities to which proxy voting does not apply, IPAIT does not have a proxy voting policy and will report no proxy votes on the Form N-PX. The law requires the filing of the Form N-PX, and this disclosure, even though the Form N-PX will contain no votes. Form N-PX is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024.

Participant Meeting Results

I. On August 26, 2005, a participant meeting was held at the Wakonda Club in Des Moines Iowa.

                                          Diversified Fund         DGO Fund
                                         -------------------     ------------
                                         Favorable responses Favorable responses
                                            in units (59%       in units (100%
                                             responding)         responding)
Election of the Board of Trustees           131,748,404.94      13,643,116.43
Ratification of the Selection of KPMG LLP
  as IPAIT's Auditors                       132,037,766.20      13,643,116.43
Approval of Restated Joint Powers Agreement 130,279,340.11      13,643,116.43
Approval of changes to the Joint Powers
  Agreement                                 131,525,819.36      13,643,116.43

All proposals were approved by the participants of both funds.

II. On December 9, 2005 a participant meeting was held at the offices of Investors Management Group, 1415 28th Street, West Des Moines Iowa.


Proposal

Approval of a new Investment Advisory Agreement with Investors Management Group, Ltd. To be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.

The proposal was approved at the meeting, with the results outlined below:

     Diversified Fund                   DGO Fund
     ----------------                   --------
    Favorable responses            Favorable responses
  in units (59% responding)     in units (100% responding)

       157,824,285                       17,377,655

Investment Commentary

With a new Chairman at the head of the Federal Reserve, the markets are trying to navigate the end of this rate hike cycle. Chairman Bernanke has declared himself even more an inflation hawk than former Chairman Greenspan, and investors are grappling with how aggressive the Fed will be in fighting inflation while the economy is visibly slowing. With high energy prices and capacity utilization, inflation will spark significantly higher interest rates unless growth is curtailed. However, global growth is also moderating and higher overnight interest rates could push the U.S. toward recession. In today's world it is a battle of inches as inflation and rates remain in historically low ranges. After 17 straight increases in the Fed Funds target rate we believe the Fed is nearing the end of this cycle. Whether the target rate stops at 5.25% (as is currently the case) or higher depends entirely on growth and inflation numbers produced between Fed meetings.

The U.S. economy has persistently surprised economists on the upside in recent years led by a booming housing market and buoyant consumer spending. Widespread forecasts of a slowdown in the past six months have been premature, leading to skepticism about current projections of a moderation in growth. Economic recoveries ebb and flow as do financial markets. Economic reports oscillate between far better and far worse than consensus, when in reality perhaps the economy changes very little. We believe the current state of the economy reflects a milder tone with higher inflation. The current volatility in the financial markets is likely an early sign of softer growth. However, while growth will likely soften we are not heading for a recession.

Our optimism surrounding the economy stems from several factors. First, the consumer remains healthy. While opportunities for mortgage equity withdrawals due to refinancing have waned, overall income growth continues to move higher. The job market continues to show solid signs of strength with unemployment falling to 4.6 percent and year-over-year wages growing at 3.5 percent. The consumer balance sheet remains strong with the ratios of assets and net worth to income not far below the peaks of 1999. As long as jobs remain plentiful we believe the consumer will continue to support economic growth.

Second, the corporate sector has remained very strong. Balance sheets remain healthy with debt ratios low and cash balances high. Profits, for the third year in a row, exceed 10 percent growth on the heels of rising industrial production. Net cash flow to capital spending ratios remain at the highest levels in 20 years, suggesting the corporate sector is capable of boosting growth with a tide of business spending. It's hard to imagine any disruption in the corporate sector with balance sheet financials as healthy as they are today.

Third, the federal budget deficit continues to improve, while the trade deficit weakens. As the federal budget deficit improves less pressure exists to boost taxes to support future expenditures, which keeps the consumer and corporate sector active. In terms of the trade deficit, an increasing negative trade deficit is a direct subtraction from GDP growth as imports exceed exports. Typically when the US dollar has weakened against foreign currencies we have seen the trade deficit improve as competition is reduced. With the recent weakening in the US dollar, one would expect the trade deficit to improve and add to economic growth. However in today's dollar, 28 percent of our trade deficit is tied to China which does not allow its currency to free float, dampening the trade deficit benefits of a weaker dollar. If China becomes more open in its currency valuation process, the US could see a boost in GDP as a result of extending the recovery.

Lastly is inflation. Inflation, while still relatively low from historical standards, has drifted higher as measured by most common indexes. The Consumer Price Index, Personal Consumption Expenditure Deflator, and the Gross Domestic Product Deflator all have reached a 15 year high. When inflation historically reached current levels, 10 year treasury yields were a full percent higher than they are today. The market has established a lower threshold for inflation risk than has been seen historically. If the Fed loses its battle to control inflation, the current risk premium will likely increase, pushing long-term yields significantly higher. While we do not see this as the ultimate outcome, we remain cautious with regard to the potential impact the current inflationary trend can have on the bond and stock market.

We remain optimistic that the moderate growth economy will endure. While inflationary pressures are rising, we see this as a temporary shift rather than a permanent state. We look for short-term interest rates to moderate as we near the end of the Fed tightening cycle and interest rates to stabilize near current levels.


/S/ Jeffrey D. Lorenzen
Jeffrey D. Lorenzen, CFA
Investors Management Group

IPAIT Investment Policy

SECTION 1 - SCOPE OF INVESTMENT POLICY

The Investment Policy of the Iowa Public Agency Investment Trust (IPAIT) shall apply to all funds invested on behalf of participants accounted for in the IPAIT financial statements. Each investment made pursuant to this Investment Policy must be authorized by applicable law and this written Investment Policy.

This Investment Policy is intended to comply with Iowa Code chapters 28E, 12B, 12C and sections 331.555 and 384.21.

Upon passage and upon future amendment, if any, copies of this Investment Policy shall be delivered to all of the following:

     1.   The IPAIT Board of Trustees.

     2.   All IPAIT depository institutions or fiduciaries.

     3.   The auditor engaged to audit any fund of IPAIT.

SECTION 2 - FUNDAMENTAL INVESTMENT RESTRICTIONS
A. Unless otherwise specified below, none of the portfolios will:

     1. Invest more than 5 percent of the value of their total assets in the securities of any one federally insured Iowa depository institution (other than securities of the U.S. government or its agencies or instrumentalities).

     2. Invest 25 percent or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry, including financial institutions. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

     4.   Mortgage, pledge or hypothecate their assets.

     5.   Make short sales of securities or maintain a short position.

     6.   Purchase any securities on margin.

     7.   Write, purchase or sell puts, calls or combinations thereof.

     8.   Purchase or sell real estate or real estate mortgage loans.

     9. Invest in restricted securities or invest more than 10 percent of the Portfolio's net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

     10.  Underwrite the securities of other issuers.

     11. Invest in any securities in contravention of the provisions of Rule 2a-7 of the Investment Company Act of 1940 as it presently exists or as it may hereafter be amended.

B. Prohibited Investments

Assets of IPAIT shall not be invested in the following:

     1.   Reverse repurchase agreements.

     2.   Futures and options contracts.


     3. Any security with a remaining maturity exceeding 397 days as provided in Rule 2a-7.

C. Prohibited Investment Practices

The following investment practices are prohibited:

     1. Trading of securities for speculation or the realization of short-term trading gains.

     2. Investing pursuant to a contract providing for the compensation of an agent or fiduciary based upon the performance of the invested assets.

     3. If a fiduciary or other third party with custody of public investment transaction records of IPAIT fails to produce requested records when requested by IPAIT or its agents within a reasonable time, IPAIT shall make no new investment with or through the fiduciary or third party and shall not renew maturity investments with or through the fiduciary or third party.

D. Management Policies and Procedures

Following are the fundamental management policies and procedures for IPAIT. All investments shall bemaintained in separate IPAIT custodial accounts, segregated by Portfolio on behalf of IPAIT Participants.

     1. Each purchase of sale of a security must be handled on a delivery versus payment (DVP) basis. Funds for the purchase of an investment shall not be released to the seller until the security is delivered to the IPAIT Custodian. Conversely, a sold security shall not be released to the buyer until funds for the purchase price of the security have been received by the IPAIT Custodian.

     2. "Free delivery" transactions are prohibited. The Custodian shall never release assets from the IPAIT custodial accounts until the funds for the investment are delivered.

     3. Any material deviation (greater than .5%) from the amortized cost of investments shall be promptly reported by the Adviser to the Board of Trustees. If such deviation exceeds .5%, the Adviser will consider what action, if any, should be initiated to reasonable eliminate or reduce material dilution or other unfair results to Participants. Such action may include redemption of Trust Units in kind, selling portfolio securities prior to maturity, withholding distributions or utilizing a net asset value per Trust Unit based upon available market quotations.

     4. The frequent trading of securities, including day trading for the purpose of realizing short-term gains, the purchase and sale of futures and options to buy or sell authorized investments, reverse repurchase agreements, and other similar speculative transactions are expressly prohibited.

     5. IPAIT may not make any investment other than Permitted Investments authorized by the provisions of the law applicable to the investment of funds by the Participants, as such laws may be amended from time to time.

     6. IPAIT may not purchase any Permitted Investment if the effect of such purchase by IPAIT would be to make the average dollar weighted maturity of a portfolio greater than ninety (90) days.

     7. IPAIT may not borrow money or incur indebtedness whether or not the proceeds thereof are intended to be used to purchase Permitted Investments.

     8. IPAIT may not make loans, provided that IPAIT may make Permitted Investments.

     9. IPAIT may not purchase securities or shares of investment companies or any entities similar to IPAIT.

The restrictions set forth above are fundamental to the operation and activities of IPAIT and may not be changed without the affirmative approval, in writing, of a majority of the Participants entitled to vote, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to confirm the investment program and activities of IPAIT to the laws of the State of Iowa and the United States of America as they may from time to time be amended.

The above investment restrictions shall not be changed without the vote of a majority of the Participants in a Portfolio. "Majority" means the lesser of (a) 67 percent of the Trust's or a Portfolio's outstanding Trust Units voting at a meeting of the Participants at which more than 50 percent of the outstanding Trust Units are represented in person or by proxy or (b) a majority of the Trust's or a Portfolio's outstanding Trust Units.

Management Policies and Procedures Continued

Provided, however, the Trust may invest Portfolio assets pursuant to the maximum extent possible by Iowa law governing investments by public agencies and Rule 2a-7 and any change in the restrictions of the Iowa law governing investments by public agencies and Rule 2a-7 shall be deemed to be adopted by the Trust, and such change shall not require the approval of the Participants.

Any investment restrictions or limitations referred to above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.

Section 3 - DELEGATION OF AUTHORITY
The responsibility for conducting IPAIT investment transactions resides with the IPAIT Board of Trustees. Certain responsibilities have been delegated to the Administrator, the Adviser, and the Custodian (the "Service Providers") pursuant to the Administrator Agreement, the Adviser Agreement, the Custodian Agreement, with amendments as may be adopted from time to time, and the currentInformation Statement (the "Documents").

Each Service Provider shall individually notify the IPAIT Board of Trustees in writing within thirty days of receipt of all communications from the auditor of any Service Provider or any regulatory authority of the existence of a material weakness in internal control structure of the Service Provider or regulatory orders or sanctions regarding the type of services being provided to IPAIT by the Service Provider.

The records of investment transactions made by or on behalf of IPAIT are public records and are the property of IPAIT whether in the custody of IPAIT or in the custody of a fiduciary or other third party.

Section 4 - OBJECTIVES OF INVESTMENT POLICY
The primary objectives, in order of priority, of all investment activities involving the financial assets ofIPAIT shall be the following:

     1. Safety: Safety and preservation of principal in the overall portfolio is the foremost investment objective.

     2. Liquidity: Maintaining the necessary liquidity to match expected liabilities is the second investment objective.

     3. Return: Obtaining a reasonable return is the third investment objective.

Section 5 - PRUDENCE
The Board of Trustees, when providing for the investment of deposit of public funds in the IPAIT program, shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a person acting in a like capacity and familiar with such matters would use to attain the Section 4 investment objectives.

Section 6 - INSTRUMENTS ELIGIBLE FOR INVESTMENT
Assets of IPAIT may be invested in the following, all as more fully described in the IPAIT Information Statement:

     -- Obligations of the United States government, its agencies and instrumentalities.

     -- Certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C.

     -- Repurchase agreements, provided that the underlying collateral consists of obligations of the United States government, its agencies and instrumentalities and that the Custodian takes delivery of the collateral either directly or through an authorized custodian.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.

Section 7 - DIVERSIFICATION AND INVESTMENT
MATURITY LIMITATIONS
It is the policy of IPAIT to diversify portfolio investments in the Diversified Portfolio and the Direct Government Obligation (DGO) Portfolio. As described in the Information Statement, portfolio investments in the Diversified Portfolio and the Direct Government Obligation Portfolio are limited to the following:

     1. No individual investment with maturity in excess of 397 days as provided in Rule 2a-7.

     2. The maximum average maturity of all portfolio investments may not exceed 90 days. Pursuant to IPAIT policies as disclosed in the Documents, Participants may also individually invest in Fixed Term Program investments.

Section 8 - SAFEKEEPING AND CUSTODY
All invested assets of Participants in the Portfolios or in the Fixed Term Program shall be held in accordance with the Custodian Agreement.

All invested assets eligible for physical delivery shall be secured by having them held at a third party custodian. All purchased investments shall be held pursuant to a written third party custodial agreement requiring delivery versus payment. No assets may be delivered out of the IPAIT account without full payment (no "free deliveries" shall be permitted).

Section 9 - REPORTING
The Service Providers shall submit all reports required in the Documents.

Section 10 - INVESTMENT POLICY REVIEW AND AMENDMENT
This Investment Policy shall be reviewed on or before December 31, 2005 or more frequently as appropriate. Notice of amendments to the Investment Policy shall be promptly given to all parties noted in Section 1.

Section 11 - EFFECTIVE DATE
This Investment Policy shall be effective as of May 1, 1993. Passed and approved this 20th day of April, 1993.

Amended effective September 1, 2004.

Investing and Non-Investing ParticipantsDiversified and Direct Government Obligation Funds

Owner Name

Investing and Non-Investing Participants

Diversified and Direct Government Obligation Funds

$0-$50,000 Assets Invested
--------------------------
Cascade Municipal Utilities
City of Ames - DGO
City of Badger
City of Burlington
City of Callender
City of Corydon
City of Dayton
City of Earlham
City of Earlville
City of Evansdale
City of Fairbank
City of Fairfield
City of Grand Mound
City of Grimes
City of Grundy Center
City of Jefferson
City of Letts
City of Lovilia
City of Mallard
City of Maquoketa
City of Martensdale
City of Massena
City of Melcher-Dallas
City of Middletown
City of New Virginia
City of Orange City
City of Panora
City of Red Oak
City of Ringsted
City of Spragueville
City of Springbrook
City of Walnut
City of Wesley
City of Westfield
City Utility of Epworth
City Utility of Fredericksburg
City Utility of Harlan
City Utility of Mallard
City Utility of Martensdale
City Utility of Murray
City Utility of New Hampton
City Utility of Orange City
City Utility of Pella
City Utility of Prairie City
Corning Municipal Utilities
County of Adair
County of Cedar
County of Chickasaw
County of Clarke
County of Dickinson
County of Fremont
County of Greene
County of Hardin
County of Howard
County of Sac
County of Union
Fontanelle Municipal Utility
 Geode Resource Conserv. &
     Develp., Inc.
Gilbertville Community
     Day, Inc.
Gowrie Municipal Utilities
IPPA Administrative
IPPA CMMPA
IPPA IMTG
IPPA ISEP
IPPA MMUA
Johnson Township Barnum
Community Fire
     Department
Manilla Municipal Gas Dept.
Manning Municipal Gas Department
North Central Reg. Emerg. Resp. Com.
Northwest Iowa Area Solid  Waste Agency
Stuart Municipal Utilities
Waverly Health Center
Webster County Telecommunications Board

$50,000-$250,000 Assets Invested
--------------------------------
Brooklyn Municipal Utilities
Buena Vista County Solid Waste Commission
Cass County Environment Control Agency
Central IA Juvenile Detention Commission
City of Ackley
City of Agency
City of Albert City
City of Bondurant
City of Boone
City of Brandon
City of Corning City of Dike
City of Fort Dodge
City of Grinnell
City of Griswold
City of Lake Mills
City of Lewis
City of Maynard
City of Montezuma Fire Department
City of Morning Sun
City of Moulton
City of Murray
City of Nora Springs
City of Parnell
City of Readlyn
City of Urbana
City Utility of Corydon
City Utility of Dike
City Utility of Eagle Grove
City Utility of Melcher-Dallas
City Utility of Middletown
City Utility of Orient
City Utility of Urbandale
City Regional Water District
County of Boone
County of Buena Vista
County of Carroll
County of Crawford
County of Des Moines
County of Franklin
County of Jasper
County of Kossuth
County of Plymouth
County of Wright
Denison Municipal Utilities
Des Moines Area MPO
Evansdale Water Works
Hiawatha Water Department
IPAIT Administration Fund
IPPA MMTG
Lamoni Municipal Utilities
North Iowa Area Council of Govts.
Palo Alto County Hospital
South Iowa Detention Service Agency
Southwest Iowa Planning Council
Villisca Municipal Power Plant
Warren County
Warren Lakewood Benefitted
     Rec. Lake Dis

$250,000-$500,000 Assets Invested
---------------------------------
City of Algona
City of Early
City of Epworth
City of Keystone
City of Orleans
City of Pella
City of Polk City
City of Prairie City
City of Shelby
City of Shenandoah
City of Spencer
City of Walnut
City of Windsor Heights
City Utility of Lake Mills
City Utility of Readlyn
City Utility of Shelby
County of Audubon
County of Cedar
County of Mills
County of Ringgold
County of Tama
Grundy Center Municipal Utilities
La Porte City Utility
Second Judicial Dist Dept. of Correct
South Iowa Area Crime Commission
Urbandale Sanitary Sewer District
Webster County Solid Waste Commission

$500,000-$1,000,000 Assets Invested
-----------------------------------
Algona Municipal Utilities
City of Adel
City of Altoona
City of Denison
City of Eagle Grove
City of Gilbertville
City of Keokuk
City of La Porte City
City of Riverdale
City of Van Meter
City Utility of Maquoketa
City Utility of Montezuma
City Utility of Traer
County of Calhoun
County of Emmet
County of Hamilton
County of Linn
County of Madison
County of O'Brien
County of Osceola
County of Washington
County of Winneshiek
Knoxville Utility
Orange City Hospital and
     Clinic
Resale Power Group of Iowa
Waverly Light and Power
SIMECA

$1,000,000-$5,000,000 Assets Invested
-------------------------------------
Algona Municipal Utilities
Bluestem Solid Waste Agency
Broadlawns Medical Center
Cedar Falls Utilities
City of Council Bluffs
City of Davenport
City of Forest City
City of Iowa City
City of Keokuk
City of Knoxville
City of Marion
City of Mason City
City of Mitchellville
City of Montezuma
City of Mount Pleasant
City of Oskaloosa
City of Polk City
City of Sioux City
City of Traer
City of Washington
City of Waterloo
City of Waverly
City Utility of Lenox
Clay County
County of Black Hawk
ountyof Buchanan
County of Cass
County of Decatur
County of Henry
County of Jackson
County of Louisa
County of Lyon
County of Monona
County of Muscatine
County of Poweshiek
County of Sioux
County of Wapello
County of Wayne
County of Webster
Dallas County
Fifth Judicial District
IMWCA Group C
Lucas County
Montezuma Municipal Light and Power
North Central Iowa Regional SWA
Waverly Light and Power
West Des Moines Water Works
Xenia Rural Water District

Over $5,000,000 Assets Invested
-------------------------------
City of Ankeny
City of Bettendorf
City of Cedar Rapids
City of Cedar Rapids - DGO
City of Clinton
City of Coralville
City of Hiawatha
City of Johnston
City of Muscatine
City of Ottumwa
City of West Des Moines
County of Appanoose
County of Dickinson
IMWCA Group C
Spencer Municipal Utility
West Bank as Escrow Agent for Coraiville

Non-Investing Participants
---------------------------
Audubon County Memorial Hospital
City of Alton City
of Ames City of Anamosa
City of Anthon
City of Atlantic
City of Audubon
City of Bellevue
City of Bloomfield
City of Bussey
City of Camanche
City of Carlisle
City of Carson
City of Carter Lake
City of Cedar Falls
City of Center Point
City of Centerville
City of Charles City
City of Cherokee
City of Clarinda
City of Clive
City of Colfax
City of Colo
City of Creston
City of Denver
City of Des Moines
City of Dubuque
City of Dunkerton
City of Eldon
City of Eldridge
City of Elk Run Heights
City of Ellsworth
City of Fort Madison
City of Grand River
City of Greenfield
City of Harlan
City of Hawarden
City of Hazleton
City of Hudson
City of Humboldt
City of Huxley
City of Independence
City of Indianola
City of Lamont
City of Lehigh
City of Lenox
City of Leon
City of Lisbon
City of Lohrville
City of Manchester
City of Manning
City of Marble Rock
City of Marshalltown
City of Monroe
City of Mount Vernon
City of Nevada
City of New Hampton
City of New London
City of Newton
City of Oelwein
City of Osage
City of Ossian
City of Peosta
City of Perry
City of Pleasant Hill
City of Pleasantville
City of Pocahontas
City of Prescott
City of Preston
City of Rockwell City
City of Sac City
City of Sheldon
City of Slater
City of Spirit Lake
City of St. Charles
City of Storm Lake
City of Sumner
City of Tipton
City of Urbandale
City of Villisca
City of Vinton
City of Webster City
City of Wilton
City of Woodbine
City Utility of Alton
City Utility of Ames
City Utility of Anamosa
City Utility of Anthon
City Utility of Aplington
City Utility of Bloomfield
City Utility of Colfax
City Utility of Coon Rapids
City Utility of Denver
City Utility of Fairbank
City Utility of Graettinger
City Utility of Hawarden
City Utility of Laurens
City Utility of LeClaire
City Utility of Lohrville
City Utility of Preston
City Utility of Sac City
City Utility of Sanborn
City Utility of Slater
City Utility of St. Charles
City Utility of Story City
City Utility of Vinton
City Utility of Wahpeton
Clear Lake Sanitary District
Council Bluffs Airport Authority
County of Butler
County of Cerro Gordo
County of Clinton
County of Davis
County of Dubuque
County of Floyd
County of Greene-Medical Center
County of Grundy
County of Hancock
County of Harrison
County of Iowa
County of Johnson
County of Jones
County of Marion
County of Marshall
County of Mitchell
County of Monroe
County of Page
County of Polk
County of Scott
County of Story
County of Winnebago
County of Worth
Crawford County Memorial Hospital
Des Moines Metropolitan Transit Authority
Des Moines Utility
Eighth Judicial Dist. Dept. of Correct.
Fort Madison Utility
Greenfield Municipal Utilities
Heart of Iowa Reg. Transit Agency
Iowa Northland Reg. Council of Gov.
Iowa Public Employer Health Care Cover
Jefferson County Hosp. Foundation, Inc.
Jefferson County Hospital
Lee County
Manning Municipal Utilities
Midas Council of Governments
Mid-Iowa Development Association COG
Mid-Iowa Regional Housing Authority
Missouri River Energy Services
Mitchell County Regional Health Center
Monroe County Hospital
Mt. Pleasant Municipal Utilities
Muscatine Power and Water
Newton Waterworks
Ogden Municipal Utility
Page County Landfill Association
Plymouth County Solid Waste Agency
Pottawattamie County
Seventh Judicial District
Third Judicial District
Van Buren County Hospital
Washington County Hospital
Winterset Municipal Utilities

                            STATISTICAL INFORMATION

STATISTICAL INFORMATION

MAJOR PARTICIPANTS

MAJOR PARTICIPANTS

            Top Ten Participants Top Twenty Participants Top Fifty Participants Diversified Percent Total Assets Percent Total Assets Percent Total Assets
----------- -------  ------------  -------   ------------  -------  ------------

     2006       32%    65,432,579     47%    95,702,772      75%   152,227,092
     2005       48%   112,257,335     63%   144,716,918      83%   191,099,445
     2004       59%   151,601,053     72%   182,708,595      88%   225,109,501
     2003       56%   137,395,976     68%   166,268,864      85%   209,040,889
     2002       47%   120,630,674     61%   157,746,696      81%   207,622,556
     2001       43%   115,107,270     58%   152,529,065      79%   208,785,428
     2000       40%    87,517,107     56%   122,092,377      79%   170,953,598


               Top Ten   Participants
DGO            Percent   Total Assets
---            -------   ------------

     2006        100%    16,949,155
     2005        100%    14,795,683
     2004        100%    37,532,248
     2003        100%    81,053,164
     2002        100%    66,461,330
     2001        100%    59,975,661
     2000        100%    45,366,390


INVESTMENT ADVISER
Investors Management Group (IMG) has served as the sole Investment Adviser to all investment alternatives within IPAIT since the program's inception in 1987. As of June 30, 2006 IMG had a total of $3.7 billion in assets under management, representing a diverse group of institutional clients.

CONSULTANTS
IPAIT does not employ the use of any professional consultants beyond those service providers detailed in the Notes to Financial Statement Section.

BROKERS
IPAIT does not employ the use of brokers in the operation of its various investment alternatives.

Changes in Fund Units


                 Changes in Participant Assets Under Management
                              Diversified Fund and
                       Direct Government Obligation Fund

                                      Annual                           Annual
     Date     IPAIT Div Fund *        Change     IPAIT DGO Fund **     Change
     ----     ----------------        ------     -----------------     ------

    06/06       $203,481,541         -11.40%        $16,949,155        14.55%
    03/06       $237,141,015          -1.43%        $19,677,059        3.74%
    12/05       $242,636,140          9.50%         $13,266,181       -40.13%
    09/05       $250,171,968          13.12%        $15,329,259       -51.02%
    06/05       $229,667,966          -9.87%        $14,795,683       -60.58%
    03/05       $240,589,826         -12.58%        $18,967,804       -58.52%
    12/04       $221,582,170         -10.52%        $22,157,021       -54.54%
    09/04       $221,163,016         -18.75%        $31,294,779       -49.15%
    06/04       $254,818,110          -1.84%        $37,532,248       -28.22%
    03/04       $275,215,747          10.58%        $45,727,070       -40.88%
    12/03       $247,626,021         -16.67%        $48,744,871       -25.40%
    09/03       $272,187,641          7.83%         $61,548,710        17.70%
    06/03       $259,601,282          2.23%         $52,291,241       -21.32%
    03/03       $248,884,686         -10.42%        $77,348,955        2.26%
    12/02       $297,172,601          -6.16%        $65,341,840       -20.73%
    09/02       $252,426,230          -4.62%        $52,291,241       -44.28%
    06/02       $253,948,247          -4.20%        $66,461,330        10.81%
    03/02       $277,835,614          -8.83%        $75,641,831        19.10%
    12/01       $316,690,866          32.71%        $82,432,865        22.23%
    09/01       $264,646,237          2.53%         $93,847,685        30.47%
    06/01       $265,090,819          22.47%        $59,975,661        32.20%
    03/01       $304,760,387          22.97%        $63,510,582        16.53%
    12/00       $238,634,980          11.98%        $67,438,029        9.11%
    09/00       $258,112,751          22.59%        $71,931,497        -1.98%
    06/00       $216,459,830          14.80%        $45,366,390       -48.21%
    03/00       $247,826,392          4.02%         $54,500,308       -21.87%
    12/99       $213,110,138          10.58%        $61,810,064       -15.01%
    09/99       $210,543,469          10.06%        $73,381,984        -5.63%
    06/99       $188,558,836          6.52%         $87,596,381        5.71%
    03/99       $238,242,744          24.18%        $69,752,928        48.18%
    12/98       $192,712,021          19.02%        $72,730,352        39.38%
    09/98       $191,295,081          2.07%         $77,758,459        35.23%
    06/98       $177,018,714         -11.07%        $82,865,033        40.87%
    03/98       $191,859,267         -20.16%        $47,073,726        -5.27%
    12/97       $161,914,498         -24.50%        $52,182,763        -5.28%
    09/97       $187,412,776          -9.27%        $57,501,838        -2.32%
    06/97       $199,049,090          3.43%         $58,825,680        -9.94%
    03/97       $240,303,292          6.54%         $49,692,437        18.91%
    12/96       $214,444,033          14.52%        $55,091,929        21.40%
    09/96       $206,557,219          12.61%        $58,868,709        15.62%


*IPAIT Div Fund inception date 11/13/87
**IPAIT DGO Fund inception date 9/1/88

Monthly Comparative Yields

                           DIVERSIFIED FUND


              Div Fund   iMoneyNet US Gov't  Chapter 74A    Chapter 74A
    Date      Rate (1)   & Agency Index (2)  32-89 Day (3) 90-179 Day (3)
    ----      --------   ------------------  ------------ ---------------

   06/06        4.49            4.25             2.85         3.15
   05/06        4.38            4.14             2.80         3.10
   04/06        4.29            3.99             2.70         3.00
   03/06        4.06            3.82             2.40         2.95
   02/06        4.05            3.75             2.40         2.80
   01/06        3.80            3.56             2.30         2.75
   12/05        3.69            3.43             2.25         2.65
   11/05        3.53            3.25             2.15         2.60
   10/05        3.30            3.01             2.05         2.35
    9/05        3.10            2.84             2.05         2.35
    8/05        2.93            2.69             1.95         2.20
    7/05        2.75            2.47             1.85         2.05

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund ReportTM (3) Iowa Code Chapter 74A minimum public funds deposit rates



                               DGO FUND


              DGO Fund   iMoneyNet US Gov't  Chapter 74A    Chapter 74A
    Date      Rate (1)   & Agency Index (2)  32-89 Day (3) 90-179 Day (3)
    ----      --------   ------------------  ------------ ---------------

   06/06        4.35            4.17             2.85         3.15
   05/06        4.27            4.06             2.80         3.10
   04/06        4.11            3.89             2.70         3.00
   03/06        3.95            3.72             2.40         2.95
   02/06        3.87            3.62             2.40         2.80
   01/06        3.58            3.39             2.30         2.75
   12/05        3.50            3.29             2.25         2.65
   11/05        3.40            3.13             2.15         2.60
   10/05        3.12            2.85             2.05         2.35
   09/05        2.88            2.77             2.05         2.35
   08/05        2.75            2.62             1.95         2.20
   07/05        2.54            2.40             1.85         2.05

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Treasury & Repo Money Fund ReportTM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

Annual Comparative Yields

    AVERAGE ANNUAL YIELD FOR THE FISCAL YEARS ENDED JUNE 30,

                                                                iMoneyNet U.S.
              Diversified  iMoneyNet U.S. Govt.                    Treasury
               Fund (1)    & Agency Index (2)   DGO Fund (1)   & Repo Index (3)
               --------    ------------------   ------------   ----------------

2006             3.70             3.33             3.53              3.21
2005             1.69             0.01             1.53              0.01
2004             0.59             0.37             0.48              0.31
2003             0.95             0.80             0.90              0.74
2002             2.11             1.87             1.83              1.76
2001             5.33             5.26             5.15              5.06
2000             5.13             4.94             4.98              4.78
1999             4.61             4.47             4.43              4.35
1998             5.10             4.90             4.98              4.85
1997             4.92             4.72             4.84              4.68

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund Report TM
(3) iMoneyNet U.S. Treasury and Repo Money Fund Report TM


Annual Net Investment Income



                           TOTAL NET INVESTMENT INCOME
                       for the Fiscal Year Ended June 30,


                         Diversified Fund (1)        DGO Fund (1)
                         --------------------        ------------

          2006              8,472,466                    567,341
          2005              3,733,917                    349,987
          2004              1,477,818                    265,254
          2003              2,531,693                    658,073
          2002              5,854,955                  1,381,159
          2001             13,455,641                  3,216,209
          2000             11,001,463                  3,199,662
          1999              8,975,481                  3,374,792
          1998              9,260,578                  2,723,297
          1997             10,527,618                  2,709,406


(1) Actual earnings less expenses

                          FOR THE YEARS ENDED JUNE 30,
                             (dollars in thousands)

DIVERSIFIED PORTFOLIO

                                                  2006         2005        2004       2003        2002
                                               -----------  -----------  ---------  ----------  ---------
ADDITIONS:
From Investment Activities:
                     Net Investment income         $8,472       $3,734     $1,478      $2,532     $5,855
From Unit Transactions:
                     Units sold                 1,151,720    1,055,083    941,862     912,308    895,986
                     Units issued in
                        reinvestment of
                        dividends from net
                        investment income           7,815        3,596      1,478       2,532      5,855
                                               -----------  -----------  ---------  ----------  ---------
TOTAL ADDITIONS                                 1,168,007    1,062,413    944,818     917,372    907,696
                                               -----------  -----------  ---------  ----------  ---------

DEDUCTIONS:
Dividends to unitholders from:
                     Net investment income         (8,472)      (3,734)    (1,478)     (2,532)    (5,855)

From Unit Transactions:
                     Units redeemed            (1,185,721)  (1,083,829)  (933,547)   (923,763)  (912,984)
                                               -----------  -----------  ---------  ----------  ---------
TOTAL DEDUCTIONS                               (1,194,193)  (1,087,563)  (935,025)   (926,295)  (918,839)
                                               -----------  -----------  ---------  ----------  ---------
Changes in net assets                             (26,186)     (25,150)     9,793      (8,923)   (11,143)

Net assets at beginning of period                 229,668      254,818    245,025      253,948   265,091
                                               -----------  -----------  ---------  ----------  ---------
Net assets at end of period                      $203,482     $229,668   $254,818     $245,025  $253,948
                                               ===========  ===========  =========  ==========  =========

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

                                                  2006         2005        2004       2003        2002
                                               -----------  -----------  ---------  ----------  ---------
ADDITIONS:
From Investment Activities:
                     Net Investment income           $567         $350       $265        $658     $1,381
From Unit Transactions:
                     Units sold                    36,963       20,938     30,121      43,658     48,029
                     Units issued in reinvestment
                        of dividends from net
                        investment income             537          350        265         658      1,381
                                               -----------  -----------  ---------  ----------  ---------
TOTAL ADDITIONS                                    38,067       21,638     30,651      44,974     50,791
                                               -----------  -----------  ---------  ----------  ---------

DEDUCTIONS:
Dividends to unitholders from:
                     Net investment income           (567)        (350)      (265)       (658)    (1,381)

From Unit Transactions:
                     Units redeemed               (35,347)     (44,024)   (45,145)    (58,486)   (42,924)
                                               -----------  -----------  ---------  ----------  ---------
TOTAL DEDUCTIONS                                  (35,914)     (44,374)   (45,410)    (59,144)   (44,305)
                                               -----------  -----------  ---------  ----------  ---------

Changes in net assets                               2,153      (22,736)   (14,759)    (14,170)     6,486

Net assets at beginning of period                  14,796       37,532     52,291      66,461     59,975
                                               -----------  -----------  ---------  ----------  ---------

Net assets at end of period                       $16,949      $14,796    $37,532     $52,291    $66,461
                                               ===========  ===========  =========  ==========  =========

                                       57

Changes in Net Assets

                          FOR THE YEARS ENDED JUNE 30,
                             (dollars in thousands)

DIVERSIFIED PORTFOLIO

                                                 2001         2000        1999        1998        1997
                                              -----------  -----------  ----------  ----------  ----------
ADDITIONS:
From Investment Activities:
                    Net Investment income        $13,456      $11,002      $8,975      $9,261     $10,528
From Unit Transactions:
                    Units sold                 1,024,910    1,032,835     912,337     735,508     690,468
                    Units issued in reinvestment
                       of dividends from net
                       investment income          13,456       11,002       8,975       9,261      10,528
                                              -----------  -----------  ----------  ----------  ----------
TOTAL ADDITIONS                                1,051,822    1,054,839     930,287     754,030     711,524
                                              -----------  -----------  ----------  ----------  ----------

DEDUCTIONS:
Dividends to unitholders from:
                    Net investment income        (13,456)     (11,002)     (8,975)     (9,261)    (10,528)

From Unit Transactions:
                    Units redeemed              (989,735)  (1,015,936)   (909,772)   (766,799)   (694,398)
                                              -----------  -----------  ----------  ----------  ----------
TOTAL DEDUCTIONS                              (1,003,191)  (1,026,938)   (918,747)   (776,060)   (704,926)
                                              -----------  -----------  ----------  ----------  ----------

Changes in net assets                             48,631       27,901      11,540     (22,030)      6,598

Net assets at beginning of period                216,460      188,559     177,019     199,049     192,451
                                              -----------  -----------  ----------  ----------  ----------
Net assets at end of period                     $265,091     $216,460    $188,559    $177,019    $199,049
                                              ===========  ===========  ==========  ==========  ==========

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

                                                 2001         2000        1999        1998        1997
                                              -----------  -----------  ----------  ----------  ----------
ADDITIONS:
From Investment Activities:
                    Net Investment income         $3,216       $3,200      $3,375      $2,723      $2,709
From Unit Transactions:
                    Units sold                    38,973       12,830      38,064      53,493      20,561
                    Units issued in reinvestment
                       of dividends from net
                       investment income           3,216        3,200       3,375       2,723       2,709
                                              -----------  -----------  ----------  ----------  ----------
TOTAL ADDITIONS                                   45,405       19,230      44,814      58,939      25,979
                                              -----------  -----------  ----------  ----------  ----------

DEDUCTIONS:
Dividends to unitholders from:
                    Net investment income         (3,216)      (3,200)     (3,375)     (2,723)     (2,709)

From Unit Transactions:
                    Units redeemed               (27,580)     (58,260)    (36,708)    (32,177)    (29,762)
                                              -----------  -----------  ----------  ----------  ----------
TOTAL DEDUCTIONS                                 (30,796)     (61,460)    (40,083)    (34,900)    (32,471)
                                              -----------  -----------  ----------  ----------  ----------

Changes in net assets                             14,609      (42,230)      4,731      24,039      (6,492)

Net assets at beginning of period                 45,366       87,596      82,865      58,826      65,318
                                              -----------  -----------  ----------  ----------  ----------
Net assets at end of period                      $59,975      $45,366     $87,596     $82,865     $58,826
                                              ===========  ===========  ==========  ==========  ==========

Glossary of Investment Terms

Accrued interest - interest accumulated on all securities in a portfolio since the most recent payment date for each security.

Administrator - entity that carries out IPAIT policies and provides participant recordkeeping services.

Amortized Cost - method of accounting that gradually reduces a security's discount or premium on a straight-line basis.

Assets - items in financial statement with current market value owned by IPAIT.

Certificate of Deposit - debt instrument issued by a financial institution with an interest rate set by competitive forces in the marketplace.

Collateral - U.S. government or agency securities pledged to IPAIT until investment is repaid. For instance, the security for a collateralized certificate of deposit issued by an Iowa financial institution.

Compound Rate - interest calculation based upon investment of principal plus reinvestment of interest earned from previous period(s). IPAIT portfolio interest is compounded or reinvested monthly.

Custodian - bank that maintains custody of all IPAIT assets.

Discount - the dollar amount by which the par value of a bond exceeds its market price.

Diversified - spreading of risk by investing assets in several different categories of investment and assorted maturities within those categories.

Investment Adviser - Securities and Exchange Commission registered firm that provides investment advice to IPAIT.

Iowa Code Chapter 74A Rates - Minimum rates at which Iowa financial institutions may accept deposits of public funds for various periods.

Liabilities - claims on the assets of IPAIT.

Market Value - the current price or value of a security.

Net Investment Income - income from IPAIT investments distributed to participants after payment of program operating expenses.

Nominal Rate - simple interest calculation based only upon the principal amount invested without reinvestment of earned interest.

Par Value - value of IPAIT investments at maturity.Portfolio - all investments owned by IPAIT.

Premium - the dollar amount by which the market price of a bond exceeds its par value.

Redemptions - withdrawal of funds by participants from IPAIT.

Repurchase Agreement - agreement between IPAIT and a seller of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price at a stated time. The transaction is collateralized by U.S. government or U.S. agency securities with a market value of at least 102% of the value of the repurchase agreement.

Straight-Line - conservative accounting procedure to reduce a security's premium or discount in equal daily increments over its remaining period to maturity.

U.S. Government Agencies - securities issued by U.S. government sponsored corporations such as the Federal Home Loan Bank and Federal National Mortgage Association.

U.S. Government Securities - direct obligations of the U.S. government, such as Treasury bills, notes and bonds.

Yield Curve - graph plotting yields of securities of similar quality on vertical axis and maturities ranging from shortest to longest on horizontal axis.

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.
(B) NO COMMENT REQUIRED.
(C) THE CODE OF ETHICS WAS AMENDED DURING THE PERIOD, BUT NOT WITH REGARD TO THE ITEMS LISTED IN PARAGRAPH B. THE CODE WAS AMENDED TO INCLUDE ALL REQUIRED SECURITIES TRADING BE REPORTED AS REQUIRED BY LAW, AND THE DEFINITION OF ACCESS PERSON WAS AMENDED.
(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) NOT APPLICABLE.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. (a)(2) Donald W. Kerker is the independent director named as the only audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant's tax returns.

June 30, 2006  $20,025
June 30, 2005  $16,775


(b)NOT APPPLICABLE.
(c)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G)NOT APPLICABLE.
(H)NOT APPLICABLE.

ITEM 5. NOT APPLICABLE.
ITEM 6. NOT APPLICABLE.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES. NOT APPLICABLE.
ITEM 8. NOT APPLICABLE.
ITEM 9. Not Applicable.
ITEM 10. Submission of matters to a vote of security holders. NA
ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF AUGUST 28, 2006, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE PERIOD COVERED BY THIS REPORT THAT HAS MATERIALLY AFFECTED, OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.
ITEM 12. EXHIBITS.

(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


IOWA PUBLIC AGENCY INVESTMENT TRUST


By /s/ Tom Hanafan
   --------------------------------------------------------

Tom Hanafan, Chair and Trustee


Date: September 1, 2006


Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Signature and Title

/s/ Jeff Lorenzen
----------------------------------------------------------
Jeff Lorenzen, Chief Executive Officer, September 1, 2006



/s/ Amy Mitchell
----------------------------------------------------------
Amy Mitchell, Chief Financial Officer, September 1, 2006